     As filed with the Securities and Exchange Commission on March 29, 2000
                                                    Securities Act File No. 333-
                                        Investment Company Act File No. 811-8476
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-2
           [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      [ ] Pre-Effective Amendment No. ____
                      [ ] Post-Effective Amendment No. ____
       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               [X] Amendment No. 5

                              --------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
             (Exact name of registrant as specified in its charter)

                              --------------------

                              One Corporate Center
                               Rye, New York 10580
                    (Address of principal executive offices)
                                 (914) 921-5070
              (Registrant's telephone number, including area code)

                              --------------------

                                 Bruce N. Alpert
                    The Gabelli Global Multimedia Trust Inc.
                              One Corporate Center
                               Rye, New York 10580
                     (Name and address of agent for service)

                              --------------------

                                 With copies to:

                                Jon S. Rand, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019

                              --------------------

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that the filing will become effective when declared effective pursuant to Section 8(c). [ ]

     This amendment designates a new effective date for a previously filed registration statement. [ ]

     This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ___________________. [ ]

                              --------------------

             CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

====================== ============= ================= =================== =============
                                     Proposed
                       Amount        Maximum           Proposed Maximum    Amount of
Title of Securities    Being         Offering Price    Aggregate           Registration
Being Registered       Registered    per Unit(1)       Offering Price      Fee
---------------------- ------------- ----------------- ------------------- -------------
Shares of Common                     $                 $60,065,622         $15,857
Stock, par value
$.001 per share
============================== ======================= ================== ==============
(1) As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended.
Based on the average of the high and low sales prices reported on the New York Stock
Exchange on March 22, 2000


     The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
================================================================================
Notice to Canadian Residents:
These Securities Have Not Been Approved
or Disapproved By Any Securities or
Regulatory Authority in Canada.

                                     THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                                                     Form N-2
                                              Cross-Reference Sheet
                                           Parts A and B of Prospectus


Item No.                            Caption                            Location in Prospectus
--------                            -------                            ----------------------
   1.      Outside Front Cover....................................     Front Cover Page

   2.      Inside Front and Outside Back Cover Page...............     Front Cover Page

   3.      Fee Table and Synopsis.................................     Prospectus Summary: Fee Table

   4.      Financial Highlights...................................     Financial Highlights

   5.      Plan of Distribution...................................     Not Applicable

   6.      Selling Shareholders...................................     Not Applicable

   7.      Use of Proceeds........................................     Use of Proceeds

   8.      General Description of the Registrant..................     Front Cover Page; Prospectus Summary; The
                                                                         Fund; Investment Objectives and
                                                                         Policies; Risk Factors and Special
                                                                         Considerations; Capital Stock and
                                                                         Other Securities

   9.      Management.............................................     Management of the Fund; Portfolio
                                                                         Transactions; Custodians and
                                                                         Transfer, Dividend Disbursing Agent
                                                                         and Registrar

  10.      Capital Stock, Long-Term Debt and Other Securities.....     The Offer; Capital Stock and Other
                                                                         Securities; Dividends and
                                                                         Distributions; Automatic Dividend
                                                                         Reinvestment and Voluntary Cash
                                                                         Purchase Plan; Taxation

  11.      Defaults and Arrears on Senior Securities..............     Not Applicable

  12.      Legal Proceedings......................................     Not Applicable

  13.      Table of Contents of the Statement of Additional            Table of Contents of the Statement of
           Information............................................       Additional Information





Item No.                            Caption                            Location in Prospectus
--------                            -------                            ----------------------
  14.      Cover Page.............................................     Front Cover Page

  15.      Table of Contents......................................     Front Cover Page

  16.      General Information and History........................     Not Applicable

  17.      Investment Objectives and Policies.....................     Investment Objectives and Policies;
                                                                         Investment Restrictions

  18.      Management.............................................     Management of the Fund

  19.      Control Persons and Principal Holders of Securities....     Beneficial Owners

  20.      Investment Advisory and Other Services.................     Management of the Fund

  21.      Brokerage Allocation and Other Practices...............     Portfolio Transactions

  22.      Tax Status.............................................     Taxation

  23.      Financial Statements...................................     Financial Statements


PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

              PROSPECTUS Subject to Completion Dated March 28, 2000
                       ________ Rights for ________ Shares
                    The Gabelli Global Multimedia Trust Inc.
                                  Common Stock

                              --------------------

     The Gabelli Global Multimedia Trust Inc. (the "Fund") is issuing transferable rights ("Rights") to its shareholders. These Rights will allow you to subscribe for new shares of common stock of the Fund. For every three Rights that you receive, you may buy one new Fund share. You will receive one Right for each outstanding Fund share you own on _______, 2000 (the "Record Date"). If you receive less than three Rights, you will not be entitled to buy one share. Also, shareholders on the Record Date may purchase shares not acquired by other shareholders in this Rights offering (the "Offer"), subject to limitations discussed in this prospectus.

     The Rights are transferable and will be listed for trading on the New York Stock Exchange ("NYSE") under the symbol "GGT RT." The Fund's shares of common stock are also listed, and the shares issued pursuant to this Offer will be listed, on the NYSE under the symbol "GGT." On ________, 2000, the last reported net asset value per share of the Fund's shares was $_____ and the last reported sales price of a share on the NYSE was $______. THE PURCHASE PRICE PER SHARE (the "Subscription Price") WILL BE $_____. THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON ___________, 2000 unless the Offer is extended as described in this prospectus (the "Expiration Date").

     The Fund is a non-diversified, closed-end management investment company. The Fund's primary investment objective is long-term growth of capital, primarily through investing in common stock and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries. Income is a secondary objective of the Fund. An investment in the Fund is not appropriate for all investors. No assurances can be given that the Fund's objectives will be achieved. FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING SHARES OF THE FUND, SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGE __ OF THIS PROSPECTUS. The address of the Fund is One Corporate Center, Rye, New York 10580 and its telephone number is (914) 921-5070.

                              --------------------

        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY SECURITIES
           COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR
             DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
                 ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

===================== ====================== ===================== ========================
                        Subscription Price        Sales Load         Proceeds to Fund (1)
--------------------- ---------------------- --------------------- ------------------------
Per Share............        $________               None                  $_______
--------------------- ---------------------- --------------------- ------------------------
Total................        $________               None                  $_______
===================== ====================== ===================== ========================
(1)  Before deduction of expenses incurred by the Fund, estimated at $_______.

                              --------------------

     Shareholders who do not exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of the Offer you may experience an immediate dilution, which could be substantial, of the aggregate net asset value of your shares. This is because the Subscription Price per share and/or the net proceeds to the Fund for each new share sold are likely to be less than the Fund's net asset value per share on the Expiration Date. The Fund cannot state precisely the extent of this dilution at this time because the Fund does not know what the net asset value per share will be when the Offer expires or what proportion of the Rights will be exercised. [Gabelli Funds, LLC, the Fund's investment adviser, may purchase through the primary subscription and the over-subscription privilege Shares with an aggregate Subscription Price of up to $____ million. Mr. Mario J. Gabelli may also purchase additional Shares in such manner.]

                              --------------------

     This prospectus sets forth concisely certain information about the Fund that a prospective investor should know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated ________, 2000 (the "SAI") containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. A copy of the SAI, the table of contents of which appears on page ___ of this prospectus, may be obtained without charge by contacting the Fund at (800) GABELLI ((800) 422-3554) or (914) 921-5070. The SAI will be sent within two business days of receipt of a request. Shareholder inquiries should be directed to the Subscription Agent, EquiServe, at (800) 336-6983 or (781) 575-2000.

                              --------------------

____________, 2000

[The information in this Prospectus is not complete and may be changed. A registration statement relating to the Securities has been filed with the Securities and Exchange Commission. We may not sell these securities until this registration statement is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer, solicitation or sale is not permitted.]

                               PROSPECTUS SUMMARY

     This summary highlights some information that is described more fully elsewhere in this prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the risk factors.

Purpose of the Offer

     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its existing shareholders to increase the assets of the Fund so that the Fund may be in a better position to take advantage of investment opportunities that may arise. The Offer seeks to reward existing shareholders by giving them the opportunity to purchase additional shares at a price that may be below market and/or net asset value without incurring any commission charge. The distribution of the Rights, which themselves may have intrinsic value, will also give nonparticipating shareholders the potential of receiving a cash payment upon the sale of their rights which may be viewed as partial compensation for the possible dilution of their interests in the Fund as a result of the Offer.

     The Board of Directors believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs can be spread over a larger asset base. The Board of Directors also believes that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's shares on the NYSE.

Important Terms of the Offer

Total number of shares available for primary            ________________
subscription.......................................

Number of Rights you will receive for each out-
  standing share you own on the Record Date..........   One Right for every one share

Number of shares you may purchase with your
  Rights at the Subscription Price per share.........   One share for every three Rights

Subscription Price..................................   $________________

================================================================================
                 Shareholders' inquiries should be directed to:
                                    EquiServe
                        (800) 336-6983 or (781) 575-2000
================================================================================

Over-Subscription Privilege

     Shareholders on the Record Date who fully exercise all Rights initially issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) are entitled to buy those shares which were not bought by other Rights holders. If enough shares are available, all shareholder requests to buy shares that were not bought by other Rights holders will be honored in full. If the requests for shares exceed the shares available, the available shares will be allocated pro rata among those shareholders on the Record Date who over-subscribe based on the number of Rights originally issued to them by the Fund. Shares acquired pursuant to the over-subscription privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."

Method for Exercising Rights

     Except as described below, subscription certificates evidencing the Rights ("Subscription Certificates") will be sent to Record Date shareholders or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

     (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver it, together with payment in full to EquiServe, Boston, Massachusetts (the "Subscription Agent") at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.

     (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery") by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. The Notice of Guaranteed Delivery must be received by the Expiration Date.

     Rights holders will have no right to rescind a purchase after the Subscription Agent has received payment. See "The Offer--Method of Exercise of Rights" and "The Offer--Payment for Shares."

Sale of Rights

     The Rights are transferable until the Expiration Date and have been admitted for trading on the NYSE. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before ________, 2000, one business day prior to the Expiration Date, due to normal settlement procedures. Trading of the Rights on the NYSE will be conducted on a when issued basis until and including the date on which the Subscription Certificates are mailed to Record Date shareholders and thereafter will be conducted on a regular way basis until and including the last NYSE trading day prior to the Expiration Date. The shares will begin trading ex-Rights two Business Days prior to the Record Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE. The Subscription Agent will also attempt to sell any Rights a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one Share. Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. For purposes of this prospectus, a "Business Day" shall mean any day on which trading is conducted on the NYSE.

================================================================================
         Shareholders are urged to obtain a recent trading price for the
            Rights on the New York Stock Exchange from their broker,
                 bank, financial advisor or the financial press.
================================================================================

[Offering Fees and Expenses

     Offering expenses incurred by the Fund are estimated to be $______________.

Restrictions on Foreign Shareholders

     The Fund will not mail Subscription Certificates to shareholders whose record addresses are outside the United States and the Provinces of Quebec and Ontario, Canada or who have an APO or FPO address. Shareholders whose addresses are outside the United States and the Provinces of Quebec and Ontario, Canada or who have an APO or FPO address and who wish to subscribe to the Offer either partially or in full should contact the Subscription Agent, EquiServe, by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. If the Subscription Agent has received no instruction by such date, the Subscription Agent will attempt to sell all Rights and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Use of Proceeds

     We estimate the net proceeds of the Offer to be approximately $_________. This figure is based on the Subscription Price per share of $___ and assumes all shares offered are sold and that the expenses related to the Offer estimated at approximately $______ are paid.

     Gabelli Funds, LLC ("the Investment Adviser") anticipates that it will take approximately six months for the Fund to invest these proceeds in accordance with its investment objective and policies under current market conditions. Pending investment, the proceeds will be invested in certain short-term debt instruments.

Important Dates to Remember

     Please note that the dates in the table below may change if the Offer is extended.

Event                                                      Date
-----                                                      ----
Record Date................................................               , 2000
Subscription Period........................................ , 2000 to ____, 2000
Expiration of the Offer*...................................               , 2000
Payment for Guarantees of Delivery Due *...................               , 2000
Confirmation to Participants...............................               , 2000

------------
* A shareholder exercising Rights must deliver by ______, 2000 either (a) a Subscription Certificate and payment for shares or (b) a Notice of Guaranteed Delivery.

Information Regarding the Fund

     The Fund has been engaged in business as a non-diversified, closed-end management investment company since November 15, 1994. The Fund's primary investment objective is long-term growth of capital, primarily through investment in a portfolio of common stocks and other securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertainment industries. Income is a secondary objective of the Fund. No assurance can be given that the Fund's investment objectives will be achieved. See "Investment Objectives and Policies". The Fund's outstanding common stock is listed and traded on the NYSE. The average weekly trading volume of the Fund's common stock on the NYSE during the period from January 1, 1999 through December 31, 1999 was 79,149 shares. As of ________, 2000, the net assets of the Fund were approximately $_____ million.

Information Regarding the Investment Adviser

     Gabelli Funds, LLC (together with its predecessor, Gabelli Group Capital Partners, Inc., formerly named Gabelli Funds, Inc., the "Investment Adviser") has served as the investment adviser to the Fund since its inception. The Investment Adviser also provides certain administrative services to the Fund. Mr. Mario J. Gabelli, the Chairman of the Board, President, Chief Executive Officer, Chief Investment Officer and majority shareholder of the Investment Adviser, has been engaged in the business of providing investment advisory and portfolio management services for over 23 years and is currently affiliated with investment advisers which, as of _____, 2000, managed total assets of approximately $____ billion. The Fund pays the Investment Adviser a monthly fee at the annual rate of 1.00% of the Fund's average weekly net assets. See "Management of the Fund--Investment Adviser." Since the Investment Adviser's fees are based on the net assets of the Fund, the Investment Adviser will benefit from the Offer. In addition, two Directors who are "interested persons" of the Fund could benefit indirectly from the Offer because of their interests in the Investment Adviser. See "The Offer--Purpose of the Offer."

Risk Factors and Special Considerations

     The following summarizes some of the matters that you should consider before investing in the Fund through the Offer.

Dilution........................ Shareholders who do not exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of the Offer you may experience an immediate dilution, which could be substantial, of the aggregate net asset value of your shares. This is because the Subscription Price per share and/or the net proceeds to the Fund for each new share sold are likely to be less than the Fund's net asset value per share on the Expiration Date. The Fund cannot state precisely the extent of this dilution at this time because the Fund does not know what the net asset value per share will be when the Offer expires or what proportion of the Rights will be exercised. For example, assuming that all Rights are exercised and the Subscription Price is $_____, which is ____% below the Fund's net asset value per share of $_________ per share as of __________, 2000, the Fund's net asset value per share (after payment of soliciting fees and estimated offering expenses) would be reduced by approximately $_______ per share (or __%). See "Risk Factors and Special
                                 Considerations--Dilution."If you do not wish to exercise your Rights, you should consider selling these Rights as set forth in this prospectus. Any cash you receive from selling your Rights should serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

Discount From Net Asset Value... Shares of closed-end funds frequently trade at a market price that is less then the value of the net assets attributable to those shares. The possibility that shares of the Fund will trade at a discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Since inception, the Fund's shares have generally traded on the NYSE at a discount to net asset value. See "Capital Stock and Other Securities."

Repurchase and Charter
  Provisions.................... You will be free to dispose of your shares on the NYSE or other markets on which the shares may trade, but, because the Fund is a closed-end fund, you do not have the right to redeem your Shares. The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount of 10% or more from net asset value. In addition, certain provisions of the Fund's Articles of Incorporation and By-Laws may be regarded as "anti-takeover" provisions. These provisions consist of a system in which only one of three classes of Directors is elected each year and the requirement that the affirmative vote of the holders of 66-2/3% of the outstanding shares of the Fund is necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company or generally to authorize certain business transactions with the beneficial owner of more than 5% of the outstanding shares of the Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. These provisions may have the effect of depriving you of an opportunity to sell your shares at a premium above the prevailing market price. See "Capital Stock and Other Securities--Certain Provisions of the Articles of Incorporation and By-Laws."

Non-Diversified Status.......... As a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and, accordingly, an investment in the Fund may, under some circumstances, present greater risk to an investor than an investment in a diversified company. See "Risk Factors and Special Considerations--Non-Diversified
                                 Status."

Industry Risks.................. The Fund invests a significant portion of its assets in companies in the telecommunications, media, publishing and entertainment industries and, as a result, the value of the Fund's shares will be more susceptible to factors affecting those particular types of companies, including government regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition and strong market reactions to technological developments. See "Risk Factors and Special Considerations--Industry Risks."

Smaller Companies............... The Fund invests in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than large, established issuers. See "Risk Factors and Special Considerations--Smaller Companies."

Foreign Securities.............. There is no limitation on the amount of foreign securities in which the Fund may invest.
                                 Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See "Risk Factors and Special Considerations--Foreign Securities."

Dependence on Key
  Personnel..................... The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.


     You should carefully consider your ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund is not appropriate for all investors.

                                    FEE TABLE

     The following table sets forth certain fees and expenses of the Fund.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price).............................   0%
Automatic Dividend Reinvestment and Cash Purchase Plan Fees(a).............$0.75
Annual Expenses (as a percentage of net assets)
Management Fees............................................................1.00%
Other Expenses............................................................. .32%
Total Annual Expenses......................................................1.32%

--------------

(a) A fee of $0.75 is charged with respect to each purchase by a Participant in the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"). A fee of $2.50 is charged in connection with the sale of shares that are held in book-entry form, such as shares held by a shareholder through the Plan. See "Dividends and Distributions; Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan."

Example                                  1 Year         3 Years         5 Years
-------                                  ------         -------         -------

You would pay the following expenses
on a $1,000 investment assuming a 5%
annual return(b)......................... $13             $42            $72

--------------

(b)  Amounts are exclusive of fees discussed in Note (a) above.

     The purpose of the foregoing table and example is to assist Rights holders in understanding the various costs and expenses that an investor in the Fund bears, directly or indirectly, but should not be considered a representation of past or future expenses or rates of return. The actual expenses of the Fund may be greater or less than those shown. The figures provided under "Other Expenses" are based upon estimated amounts for the current fiscal year. For more complete descriptions of certain of the Fund's cost and expenses, see "Management of the Fund" in this prospectus and the SAI.

                              FINANCIAL HIGHLIGHTS

     The table below sets forth selected financial data for a share of Common Stock outstanding throughout the period presented. The per share operating performance and ratios for the period ended December 31, 1999 has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.

  Selected Data for a Share of Capital Stock Outstanding Throughout Each Period

                                                           ------------ ------------ -------------- -------------- --------------
                                                              1999         1998          1997           1996           1995
                                                              ----         ----          ----           ----           ----
Operating performance:
   Net asset value, beginning of period..............         $ 12.20      $  9.91      $  8.10        $  7.81        $  7.51
   Net investment income/(loss)......................           (0.05)       (0.03)        0.01           0.01           0.08
   Net realized and unrealized gain in investments...           11.54         3.33         2.85           0.63           0.98
   Total from investment operations..................           11.49         3.30         2.86           0.64           1.06
   Increase/(decrease) in net asset value from share
     transactions....................................            0.06         0.02         0.06           0.02          (0.46)
   Offering expenses charged to capital surplus......             --           --         (0.13)           --           (0.05)

Distributions to common stock shareholders:
   Net investment income.............................             --           --         (0.01)         (0.01)         (0.08)
   Net realized gains................................           (3.62)       (0.80)       (0.84)         (0.36)         (0.17)
   Distributions in excess of net investment income
     and/or net realized gains.......................             --           --         (0.00)(a)      (0.00)(a)      (0.00)
Distributions to preferred stock shareholders:
   Net investment income.............................             --           --         (0.00)(a)        --             --
   Net realized gains................................           (0.23)       (0.23)       (0.13)           --             --
   Total distributions...............................           (3.85)       (1.03)       (0.98)         (0.37)         (0.25)
Net asset value, end of period.......................         $ 19.90      $ 12.20      $  9.91        $  8.10        $  7.81
   Market value, end of period.......................         $ 18.750     $ 10.938     $  8.750       $  6.875       $  6.760
   Net Asset Value Total Return+.....................            96.6%        33.0%        34.4%           9.4%          14.1%
Total Investment Return+.............................           106.6%        35.1%        39.6%           7.4%           0.4%
Ratios to average net assets available to common stock
   shareholders/supplemental data:
   Net assets, end of period (in 000's)..............         $246,488     $163,742     $140,416       $91,462        $89,580
   Net assets attributable to common shares, end of
   period                                                     $215,238     $132,492     $109,166       $91,462        $89,580
   (in 000's)........................................
   Ratio of net investment income/(loss) to average
   net assets........................................           (0.30)%      (0.32)%       0.07%          0.13%         1.24%++
   Ratio of operating expenses to average net assets
   attributable to common stock......................            1.56%        2.53%        2.09%          1.87%         2.04%++
   Ratio of operating expenses to average total net              1.32%        2.01%        1.77%          1.87%           --
   assets............................................
   Portfolio turnover rate...........................            43.1%        44.6%        96.1%          32.1%         86.0%
Preferred stock:
   Liquidation value, end of period (in 000's).......         $31,250      $31,250      $31,250            --             --
   Total shares outstanding (in 000's)...............           1,250        1,250        1,250            --             --
   Asset coverage....................................             789%         524%         443%           --             --
   Liquidation preference per share..................         $ 25.00      $ 25.00      $ 25.00            --             --
   Average market value (b)..........................         $ 25.13      $ 25.96      $ 25.59            --             --
                                                                                                           --             --

------------

+    Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

++   Annualized.

(a)  Amount represents less than $0.005 per share.

(b)  Based on weekly prices.

                                    THE OFFER

Terms of the Offer

     The Fund is issuing to shareholders on the Record Date ("Record Date Shareholders") Rights to subscribe for the shares (the "Shares") of the Fund's Common Stock ("Common Stock"). Each Record Date Shareholder is being issued one transferable Right for each share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire at the Subscription Price one Share for each three Rights held. No Rights will be issued for fractional shares. Rights may be exercised at any time during the period (the "Subscription Period"), which commences on _________, 2000 and ends at 5:00 p.m., New York time, on _________, 2000, unless extended by the Fund to a date not later than
__________, 2000, 5:00 p.m., New York time. See "Expiration of the Offer." The Right to acquire one additional Share for each three Rights held during the Subscription Period at the Subscription Price is hereinafter referred to as the "Primary Subscription."

     In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede & Co., Inc. ("Cede"), nominee for The Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

     The Investment Adviser, as a Record Date Shareholder, has advised the Fund that its members have authorized it to purchase through the Primary Subscription and the Over-Subscription Privilege underlying Shares with an aggregate Subscription Price of up to $___ million to the extent the Shares become available to it in accordance with the Primary Subscription and the allotment provisions of the Over-Subscription Privilege. In addition, Mario J. Gabelli individually, as a Record Date Shareholder, may also purchase Shares through the Primary Subscription and the Over-Subscription Privilege. Such over-subscriptions by the Investment Adviser and Mr. Gabelli may disproportionately increase their already existing ownership resulting in a higher percentage ownership of outstanding shares of the Fund. Any Shares so acquired by the Investment Adviser or Mr. Gabelli, as "affiliates" of the Fund as that term is defined under the Securities Act of 1933, as amended (the "Securities Act"), may only be sold in accordance with Rule 144 under the Securities Act or another applicable exemption or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from the sale of Shares so acquired, if the Shares are held for a period of less than six months, will be returned to the Fund.

     Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificates delivered to the holder. The method by which Rights may be exercised and Shares paid for is set forth below in "Method of Exercise of Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the NYSE.

     The Rights are transferable until the Expiration Date and have been admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through EquiServe, Boston, Massachusetts (the "Subscription Agent"). Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days before the Record Date and may be conducted until the close of trading on the last Exchange trading day prior to the Expiration Date. Trading of the Rights on the NYSE will be conducted on a when issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular way basis until and including the last Exchange trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below in "Method of Transferring Rights." The underlying Shares will also be admitted for trading on the NYSE and will begin trading Rights two Business Days (as defined below) prior to the Record Date. Since fractional Shares will not be issued, Rights holders who receive, or who are left with, fewer than three Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of such fractional Shares. However, the Subscription Agent will automatically attempt to sell the number of Rights which a Rights holder is unable to exercise for this reason after return of a completed and fully exercised Subscription Certificate, and will remit the proceeds of any such sale net of commissions to the Rights holder. For purposes of this prospectus, a "Business Day" shall mean any day on which trading is conducted on the NYSE.

Purpose of the Offer

     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and the shareholders to increase the assets of the Fund available for investment thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise. The Offer seeks to reward existing shareholders by giving them the right to purchase additional shares at a price that may be below market and/or net asset value without incurring any commission charge. The distribution to shareholders of transferable Rights, which themselves may have intrinsic value, will also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund.

     The Fund's Investment Adviser and PFPC, Inc., its sub-administrator (the "Sub-Administrator"), will benefit from the Offer because the Investment Adviser's fee and the Sub-Administrator's fee are based on the average net assets of the Fund. See "Management of the Fund." It is not possible to state precisely the amount of additional compensation the Investment Adviser or Sub-Administrator will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised and that the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment Adviser and the Sub-Administrator would be increased by approximately $_______ and $_______, respectively. Two of the Fund's Directors who voted to authorize the Offer are "interested persons" of the Investment Adviser within the meaning of the 1940 Act. Both of these Directors, Mario J. Gabelli and Karl Otto Pohl, could benefit indirectly from the Offer because of their interest in the Investment Adviser. The other seven Directors are not "interested persons" of the Fund. See "Management of the Fund" in the SAI. While it was cognizant of the possible participation of the Investment Adviser and Mr. Gabelli in the Offer as shareholders, the Fund's Board of Directors nevertheless concluded that the Offer was in the best interest of shareholders, since all shareholders of the Fund are treated equally under the terms of the Offer.

     The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which the Fund is incorporated, the Board of Directors is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the fund's board of directors that such offering would result in a net benefit to existing shareholders.

Over-Subscription Privilege

     If all of the Rights initially issued are not exercised, any Shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Shares remain after the Primary Subscriptions have been exercised, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund. The percentage of remaining Shares each over-subscribing shareholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

     The method by which Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Shares will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of Shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the Shares so available ("Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional Shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of Shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if this pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

            Holder's Record Date Position
            -----------------------------
              Total Record Date Position          X            Excess Shares
                of All Over-Subscribers                          Remaining

     The Fund will not offer or sell any Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

The Subscription Price

     The Subscription Price for the Shares to be issued pursuant to the Rights will be $____.

     The Fund announced the Offer prior to the commencement of trading on the NYSE on ___________, 2000. The net asset value per share of Common Stock at the close of business on __________, 2000 and _______, 2000 was $____ and $____,
respectively. The last reported sale price of a share of the Fund's Common Stock on the NYSE on those dates was $____ and $_____, respectively, representing a ___% and a ___% discount, respectively, in relation to the net asset value per share of Common Stock at the close of business on these dates.

Sales by Subscription Agent

     Holders of Rights who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before ___________, 2000. Upon the timely receipt of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the holders. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent. These sales may be effected by the Subscription Agent through Gabelli & Company, Inc., a registered broker-dealer and an affiliate of the Investment Adviser, for up to $___ per Right, provided that, if the Subscription Agent is able to negotiate a lower brokerage commission with an independent broker, the Subscription Agent will execute these sales through the broker. Gabelli & Company, Inc. may also act on behalf of its clients to purchase or sell Rights in the open market and be compensated therefor. In addition, upon return of a completed and fully exercised Subscription Certificate, the Subscription Agent will automatically attempt to sell any Rights a Rights holder is unable to exercise because the Rights will represent the right to subscribe for less than one Share. The Subscription Agent will also attempt to sell all Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. These sales will be made net of commissions on behalf of the nonclaiming shareholders. Proceeds from those sales will be held by State Street Bank and Trust Company, in its capacity as the Fund's transfer agent, for the account of the nonclaiming shareholder until the proceeds are either claimed or escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, on the NYSE.

Method of Transferring Rights

     The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

     Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should allow at least three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

     Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

     The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of The Depository Trust Company ("DTC"; Rights exercised through DTC are referred to as "DTC Exercised Rights"). The holder of a DTC Exercised Right may exercise the Over-Subscription Privilege in respect of such DTC Exercised Right by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York time, on the Expiration Date, a DTC Participant Over-Subscription Form, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised. Copies of the DTC Participant Over-Subscription Form may be obtained from the Subscription Agent.

Expiration of the Offer

     The Offer will expire at 5:00 p.m., New York time, on ________, 2000, unless extended by the Fund to a date not later than __________, 2000, 5:00 p.m., New York time (the Expiration Date). Rights will expire on the Expiration Date and thereafter may not be exercised.

Subscription Agent

     The Subscription Agent is EquiServe, Att: Corporate Actions, P.O. Box 9573, Boston, Massachusetts 02205-9573. The Subscription Agent will receive from the Fund an amount estimated to be $125,000, comprised of the fee for its services and the reimbursement for certain expenses related to the Offer.

Inquiries by all holders of Rights should be directed to P.O. Box 9573, Boston, Massachusetts 02205-9573 (telephone (800) 336-6983 or (781) 575-2000); holders may also consult their brokers or nominees.

Method of Exercise of Rights

     Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge the Rights holder a servicing fee in connection with such exercise. Fractional Shares will not be issued, and Rights holders who receive, or who are left with, fewer than three Rights will not be able to exercise these Rights. The Subscription Agent will automatically attempt to sell the number of Rights that a Rights holder is unable to exercise for this reason after return of a completed and fully exercised Subscription Certificate and will remit the proceeds of the sale net of commissions to the Rights holder.

     Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to EquiServe at the following address:

If By Mail:       EquiServe
                  Att:  Corporate Actions
                  P.O. Box 9573
                  Boston, MA 02205-9573

If By Hand:       Securities Transfer and Reporting Services, Inc.
                  c/o EquiServe
                  100 Williams St. Galleria
                  New York, NY 10038

If By Overnight Courier:   EquiServe
                           Att:  Corporate Actions
                           40 Campanelli Drive
                           Braintree, MA 02184

Payment of Shares

     Holders of Rights who acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

        (1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by telegram or otherwise from a bank, a trust company, or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (telecopy number (781) 575-4826; telephone number to confirm receipt (781) 575-4816).

          (2) Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a check for the Shares subscribed for on Primary Subscription and additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Subscription Price of $______ per Share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at the addresses noted above prior to 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all stock purchase checks received by it prior to the final due date into a segregated interest-bearing account pending proration and distribution of Shares. The Subscription Agent will not accept cash as a means of payment for Shares. EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO THE GABELLI GLOBAL MULTIMEDIA TRUST INC., AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. If the aggregate Subscription Price paid by a Record Date Shareholder is insufficient to purchase the number of shares of Common Stock that the holder indicates are being subscribed for, or if a Record Date Shareholder does not specify the number of shares of Common Stock to be purchased, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the payment tendered. If the aggregate Subscription Price paid by a Record Date Shareholder is greater than the shares he has indicated an intention to subscribe, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully subscribed) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered.

     Within ten Business Days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the Fund's shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares and (iv) any excess to be refunded by the Fund to such holder as a result of payment for Shares pursuant to the Over-Subscription Privilege which the holder is not acquiring. Any payment required from a holder of Rights must be received by the Subscription Agent on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third Business Day after the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on his behalf by the Subscription Agent or exercises by Record Date Shareholders of their Over-Subscription Privileges, and all interest accrued on the holder's excess payment will be mailed by the Subscription Agent to the holder within fifteen Business Days after the Expiration Date. Interest on the excess payment will accrue through the date that is one Business Day prior to the mail date of the reimbursement check. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the continental United States of America and payable to The Gabelli Global Multimedia Trust Inc. except that holders of Rights who are residents of the province of Ontario may make payment in U.S. dollars by money order or check drawn on a bank located in the province of Ontario.

     Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

     A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or a check.

     If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

     Holders who hold shares of Common Stock for the account of others, such as brokers, trustees or depositaries for securities, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

     The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT THE CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of Stock Certificates

     Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for the Shares has been received and cleared. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected. Participants in the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan") will be issued Rights for the shares held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth above in "Method of Exercise of Rights" and "Payment for Shares." These Rights will not be exercised automatically by the Plan. Plan participants exercising their Rights will receive their Primary and Over-Subscription Shares via an uncertificated credit to their existing account. To request a stock certificate, participants in the Plan should check the appropriate box on the Subscription Certificate. These Shares will remain subject to the same investment option as previously selected by the Plan participant.

Foreign Restrictions

     Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States and the Provinces of Quebec and Ontario, Canada (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States and the Provinces of Quebec and Ontario, Canada or who have an APO or FPO address and who wish to subscribe to the Offer either partially or in full should contact the Subscription Agent, EquiServe, by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. If the Subscription Agent has received no instruction by such date, the Subscription Agent will attempt to sell all Rights and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

     Under the securities laws of the Province of Quebec, investors residing in Quebec may, subject to compliance with all applicable regulatory requirements, transfer either the Rights or the Shares to be acquired upon the exercise of these Rights to other subscribers of the Offer, to persons with whom they are related or to persons residing outside of Quebec in a transaction effected on an organized market.

     Under the securities laws of the Province of Ontario, investors residing in Ontario may, subject to compliance with all applicable regulatory requirements, transfer either the Rights or the Shares to be acquired upon the exercise of such Rights (i) through a dealer registered in Ontario that effects the transaction through the facilities of the NYSE or (ii) through certain other means as provided under and in compliance with Ontario securities laws.

Federal Income Tax Consequences

     The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse, exercise or sale of such Rights. The discussion also addresses the significant federal income tax consequences to a holder that purchases Rights in a secondary-market transaction (e.g., on the NYSE). The discussion is based upon applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and other authorities currently in effect, and does not address state or local tax consequences. Moreover, the discussion assumes that the fair market value of the Rights distributed to all of the Record Date Shareholders will, upon the date of such distribution, be less than 15% of the total fair market value of all of the Fund's Common Stock on such date.

Record Date Shareholders

     For federal income tax purposes, neither the receipt nor the exercise of Rights by a Record Date Shareholder will result in taxable income to such shareholder, and no taxable loss will be realized by a Record Date Shareholder who allows his Rights to expire without exercise. A taxable gain or loss recognized by a Record Date Shareholder upon a sale of a Right will be a capital gain or loss (assuming the Right is held as a capital asset at the time of sale) and will be a short-term capital gain or loss. A Record Date Shareholder's holding period for a share of Common Stock acquired upon exercise of a Right (a "New Share") begins with the date of exercise of the Right. A taxable gain or loss recognized by a Record Date Shareholder upon a sale of a New Share will be a capital gain or loss (assuming the New Share is held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the New Share has been held at the time of sale for more than one year.

     Unless a Record Date Shareholder makes the election described in the following paragraph, his basis for determining gain or loss upon the sale of a Right will be zero and his basis for determining gain or loss upon the sale of a New Share will be equal to the sum of the Subscription Price for the New Share and any servicing fee charged to the shareholder by his broker, bank or trust company. Moreover, unless a Record Date Shareholder makes the election described in the following paragraph, the receipt of a Right and the lapse, sale or exercise thereof will have no effect on the federal income tax basis of those shares of Common Stock of the Fund that such shareholder originally owned ("Original Shares").

     A Record Date Shareholder may make an election to allocate the federal income tax basis of his Original Shares between such Original Shares and all of the Rights that he receives pursuant to the Offer in proportion to their respective fair market values as of the date of distribution of the Rights. Thus, if such an election is made and the Record Date Shareholder sells or exercises his Rights, the shareholder's basis in his Original Shares will be reduced by an amount equal to the basis allocated to the Rights. This election is irrevocable and must be made in a statement attached to the shareholder's federal income tax return for the taxable year in which the Rights are distributed. If an electing Record Date Shareholder exercises his Rights, the basis of his New Shares will be equal to the sum of the Subscription Price for such New Shares (as increased by any servicing fee charged to the shareholder by his broker, bank or trust company) plus the basis allocated to such Rights as described above. Accordingly, Record Date Shareholders should consider the advisability of making the above-described election if they intend to exercise their Rights. However, if an electing Record Date Shareholder does not sell or exercise his Rights, no taxable loss will be realized as a result of the lapse of such Rights and no portion of the shareholder's basis in his Original Shares will be allocated to the unexercised Rights.

Purchasers of Rights

     For federal income tax purposes, the exercise of Rights by a purchaser who acquires such Rights on the NYSE or in another secondary-market transaction will not result in taxable income to such purchaser, and a taxable loss will be realized by a purchaser who allows his Rights to expire without exercise. Such taxable loss will be a short-term capital loss if the purchaser holds the Rights as capital assets at the time of their expiration. A taxable gain or loss recognized by a purchaser upon a sale of a Right will be a capital gain or loss (assuming the Right is held as a capital asset at the time of sale) and will be a short-term capital gain or loss. A purchaser's basis for determining gain or loss upon the sale of a New Share acquired through the exercise of a Right will be equal to the sum of the Subscription Price for the New Share plus the purchase price of the Right or Rights that were exercised in order to acquire such New Share (with such Subscription Price and purchase price each being increased by any applicable servicing fees charged to the purchaser by his broker, bank or trust company). A purchaser's holding period for a New Share acquired upon exercise of a Right begins with the date of exercise of the Right. A taxable gain or loss recognized by a purchaser upon a sale of a New Share will be a capital gain or loss (assuming the New Share is held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the New Share has been held at the time of sale for more than one year.

Employee Plan Considerations

     Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts (collectively, "Benefit Plans"), should be aware that additional contributions of cash in order to exercise Rights would be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

     Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

     ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

     Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

Risk Factors and Special Considerations

     An immediate dilution of the aggregate net asset value of the shares owned by shareholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the Subscription Price is likely to be less than the then net asset value per share, and the number of shares outstanding after the Offer is likely to increase in greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the net asset value per share will be at the Expiration Date, this dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription Price of $____ is ___% below the Fund's then net asset value per share, the Fund's net asset value per share (before deduction of expenses incurred in connection with the Offer) would be reduced by approximately $___ per share.

                                    THE FUND

     The Fund, incorporated in Maryland on March 31, 1994, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's Common Stock is traded on the NYSE under the symbol "GGT."

     The Fund had no operations prior to November 15, 1994, other than the sale of 10,000 shares of Common Stock for $100,000 to The Gabelli Equity Trust Inc. On November 15, 1994, The Gabelli Equity Trust Inc. contributed $64,382,764 in exchange for 8,587,702 shares of the Fund and immediately thereafter distributed to its shareholders all the shares it held of the Fund. The Fund's investment operations commenced on November 15, 1994.

     The Fund's primary investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertainment industries. Income is the secondary investment objective of the Fund. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock and other securities of companies in the telecommunications, media, publishing and entertainment industries.

                                 USE OF PROCEEDS

     The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately $_______, after deducting expenses payable by the Fund estimated at approximately $____. The Investment Adviser anticipates that investment of the proceeds, in accordance with the Fund's investment objectives and policies, will be invested promptly as investment opportunities are identified, depending on market conditions and the availability of appropriate securities, and is anticipated to take approximately six months. Pending investment in accordance with the Fund's investment objectives and policies, the proceeds will be held in obligations of the United States Government, its agencies or instrumentalities ("U.S. Government Securities") and other short-term money market instruments.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     Please consider the matters set forth below. You should read the entire prospectus and the statement of additional information before you decide whether to exercise your Rights.

Dilution

     If you do not exercise all of your Rights, when the Offer is over you will own a smaller proportional interest in the Fund. In addition, whether or not you exercise your Rights, the per share net asset value of your shares will be diluted (reduced) immediately as a result of the Offer because:

o    the shares offered will be sold at less than their current net asset value

o    you will indirectly bear the expenses of the Offer

o the number of shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund's net assets

     The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The dilution may be substantial and will increase if the share price declines in relation to the net asset value as shown by the following examples:

     Scenario 1:  Shares trade above per share net asset value (premium)(1)

         Share Price...............................................$
                                                                    --------
         NAV.......................................................$
                                                                    --------
         Subscription Price........................................$
                                                                    --------
         Reduction in NAV($)(2)....................................$(        )
                                                                     --------
         Reduction in NAV(%)........................................(        )%
                                                                     --------

     Scenario 2:  Shares trade below per share net asset value at the time the offer expires (discount)(1)

         Share Price...............................................$
                                                                    --------
         NAV.......................................................$
                                                                    --------
         Subscription Price........................................$
                                                                    --------
         Reduction in NAV($)(3)....................................$(        )
                                                                     --------
         Reduction in NAV(%)........................................(        )%
                                                                     --------
-----------

(1) Both examples assume full primary and over-subscription privilege exercised. Actual amounts may vary due to rounding.

(2)  Assumes $                in estimated offering expenses.
              ---------------

(3)  Assumes $               in estimated offering expenses.
              --------------

     You will incur a greater dilution in net asset value per share if you do not exercise your Rights than if you do.

     If you do not wish to exercise your Rights, you should consider selling these Rights as set forth in this prospectus. Any cash you receive from selling your Rights should serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

Industry Risks

     The Fund invests a significant portion of its assets in the telecommunications, media, publishing and entertainment industries. As a result, the value of the Fund's shares is susceptible to factors affecting companies in those particular industries, including

o    governmental regulation

o    greater price volatility than the overall market

o    rapid obsolescence of products and services

o intense competition and strong market reactions to technological developments

o    ownership restrictions

     Various types of ownership restrictions are imposed by the Federal Communications Commission ("FCC") on investments in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio.

     For example, the FCC's broadcast multiple ownership rules, which apply to the radio and television industries, provide that investment advisers are deemed to have an "attributable" interest whenever the adviser has the right to determine how more than five percent of the issued and outstanding voting stock of a broadcast licensee may be voted. These same broadcast rules limit the holding of attributable interests, on a nationwide basis, in AM radio broadcast stations, FM radio broadcast stations and television stations. Similar types of restrictions apply to the mass media and common carrier industries.

     The attributable interest that results from the role of the Investment Adviser and its principals in connection with other funds, managed accounts and companies may limit the investments of the Fund.

Smaller Companies

     While not the Fund's focus, the Fund may invest in smaller companies that may benefit from the development of new products and services. These smaller companies may involve greater investment risk than large, established issuers, because of the following factors, among others:

o    limited product lines

o    limited markets

o    limited financial resources

o    infrequent trading and low trading volume of smaller companies' securities

o    fluctuating price of securities

Long-Term Objective

     The Fund is intended for investors seeking long-term capital growth. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. You should not consider an investment in shares of the Fund as a complete investment program. You should take into account your investment objectives as well as your other investments when considering whether or not to participate in the Offer.

Non-Diversified Status

     The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify as a "regulated investment company," among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year:

o not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and

o at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities that do not amount to more than 5% of a single issuer and not more than 10% of a single issuer's voting securities. The investments of the Fund in U.S. Government Securities are not subject to these limitations.

     As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, investing in the Fund may, under certain circumstances, present greater risk to you than an investment in a diversified company.

Lower Rated Securities

     High yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. Government Securities or mature corporate issuers because they are subject to greater risks than these securities. Hence, high yield securities usually carry a medium-grade or below investment grade rating, which reflect their speculative character and the following risks:

o    greater volatility

o    greater credit risk

o    potentially greater sensitivity to general economic or industry conditions

o    potential lack of attractive resale opportunities (illiquidity)

o    additional expenses to seek recovery from issuers who default

     The market value of lower-rated securities may be more volatile than the market value of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which reflect primarily fluctuations in general levels of interest rates.

     Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

     For a further description of lower rated securities and the risks associated therewith, see "Investment Objectives and Policies--Investment Practices" in the SAI. For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A.

Temporary Investments

     During temporary defensive periods the Fund may invest in U.S. Government Securities and in money market mutual funds not affiliated with the Investment Adviser that invest in those securities. While certain U.S. Government Securities are supported by the "full faith and credit" of the U.S. Government, others are supported only by the credit of the issuing instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. For a further description of such investments, see "Investment Objectives and Policies--Investment Practices" in the SAI.

     To the extent that the Fund holds temporary investments, it will not be pursuing its investment objectives.

Repurchase Agreements

     The Fund may engage in repurchase agreement transactions with banks, registered broker-dealers and government securities dealers approved by the Investment Adviser under the supervision of the Board of Directors. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. For a further description of these transactions, see "Investment Objectives and Policies--Certain Practices--Repurchase Agreements."

Foreign Securities

     The risks which the Fund faces when it invests in securities of foreign companies and foreign governments include:

o fluctuations in exchange rates between the U.S. dollar and foreign currencies

o unavailable or deficient key information about an issuer, security or market

o lack of uniform financial reporting standards and other regulatory requirements

o expropriations, capital or currency controls, punitive taxes or nationalizations

o economic policy changes, social and political instability, military action and war

o    changed circumstances in dealings between nations

o    greater volatility and illiquidity of foreign securities

o    costs incurred in connection with conversion between various currencies

o    higher foreign brokerage commissions

o    possible extended settlement period

o    revaluations of currencies

o    transfer taxes or transaction charges

o    greater difficulty in protecting and enforcing the Fund's rights

     For a further description of the Fund's investments in foreign securities, see "Investment Objectives and Policies--Certain Practices--Foreign Securities."

Hedging

     If the expectations about the changes in the interest rates or evaluations of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value and potential capital gains may be decreased or its potential capital losses may be increased. The Fund's use of hedging strategies will result in the loss of principal under certain market conditions and will involve certain other risks.

Futures Transactions

     Futures and options on futures entail certain risks, including:

o no assurance that futures contracts or options on futures can be offset at favorable prices

o    reduction of the yield of the Fund due to the use of hedging

o    reduction in value of both the securities hedged and the hedging instrument

o    illiquidity due to daily limits on price fluctuations

o    imperfect correlation between the contracts and the securities being hedged

o losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions

     For a further description, see "Investment Objectives and Policies--Investment Practices" in the SAI.

Forward Currency Transactions

     The use of forward currency contracts may involve certain risks, including:

o    default of the counter-party under the contract,

o incomplete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover

     For a further description of such investments, see "Investment Objectives and Policies--Investment Practices" in the SAI.

Market Value and Net Asset Value

     The shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Since the commencement of the Fund's operations, the Fund's shares have generally traded in the market at a discount to net asset value. See "Capital Stock and Other Securities." The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced if you wish to sell your shares in a relatively short period of time. If you do so, realization of a gain or loss on your investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund's shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on any exchange where such shares are then trading at current market value, which may differ from the then current net asset value.

Dependence on Key Personnel

     The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

                       INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

     The Fund's primary investment objective is long-term growth of capital by investing primarily in the common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertainment industries. Income is the secondary investment objective. The investment objectives of long-term growth of capital and income are fundamental policies of the Fund. The Fund's policy of concentration in companies in the communications industries is also a fundamental policy of the Fund. These fundamental policies and the investment limitations described in the SAI under the caption "Investment Restrictions" cannot be changed without the approval of the holders of a "majority of the Fund's outstanding voting securities." As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of the Fund's voting securities represented at a meeting at which more than 50% of the outstanding shares of the Fund's voting securities are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares of voting securities. No assurance can be given that the Fund's investment objectives will be achieved.

     Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock and other securities of companies in the telecommunications, media, publishing and entertainment industries. Such multimedia businesses are often involved in emerging technological advances in interactive services and products that are accessible to individuals in their homes or offices through consumer electronics devices such as telephones, televisions, radios and personal computers.

     The telecommunications companies in which the Fund may invest are engaged in the development, manufacture or sale of communications services or equipment throughout the world including the following products or services: regular telephone service; wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio via VHF, UHF, satellite and microwave transmission and cable television.

     The entertainment, media and publishing companies in which the Fund may invest are engaged in providing the following products or services: the creation, packaging, distribution, and ownership of entertainment programming throughout the world including prerecorded music, feature-length motion pictures, made-for-TV movies, television series, documentaries, animation, game shows, sports programming and news programs; live events such as professional sporting events or concerts, theatrical exhibitions; television and radio broadcasting via VHF, UHF, satellite and microwave transmission, cable television systems and programming, broadcast and cable networks, wireless cable television and other emerging distribution technologies, home video, interactive and multimedia programming including home shopping and multiplayer games; publishing, including newspapers, magazines and books, advertising agencies and niche advertising mediums such as in-store or direct mail, emerging technologies combining television, telephone and computer systems, computer hardware and software, and equipment used in the creation and distribution of entertainment programming such as that required in the provision of broadcast, cable or telecommunications services.

     Under normal circumstances the Fund will invest in securities of issuers located in at least three countries, which may include the United States. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. For a further discussion of the risks associated with investing in foreign securities and a description of other risks inherent in the Fund's investment objectives and policies, see "Risk Factors and Special Considerations."

     The Investment Adviser believes that at the present time investment by the Fund in the securities of companies located throughout the world presents great potential for accomplishing the Fund's investment objectives. While the Investment Adviser expects that a substantial portion of assets may be invested in the securities of domestic companies, a significant portion of the Fund's portfolio may also be comprised of the securities of issuers headquartered outside the United States.

Investment Methodology of the Fund

     In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others: (1) the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company, (2) the potential for capital appreciation of the securities; (3) the interest or dividend income generated by the securities; (4) the prices of the securities relative to other comparable securities; (5) whether the securities are entitled to the benefits of call protection or other protective covenants; (6) the existence of any anti-dilution protections or guarantees of the security; and
(7) the diversification of the portfolio of the Fund as to issuers. The Investment Adviser's investment philosophy with respect to equity securities seeks to identify assets that are selling in the public market at a discount to their private market value, which the Investment Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst--something in the company's industry or indigenous to the company or country itself that will surface additional value.

Certain Practices

     Foreign Securities. There is no limitation on the amount of foreign securities in which the Fund may invest. Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Fund may also invest in debt securities of foreign governments.

     Temporary Investments. Although under normal market conditions at least 65% of the Fund's assets will consist of common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertainment industries, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements in respect of those securities. For a further description of such transactions, see "Investment Objectives and Policies--Investment Practices" in the SAI.

     Repurchase Agreements. The Fund may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Investment Adviser under the supervision of the Board of Directors. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during its holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Fund's Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

     Other Investments. The Fund is permitted to invest in special situations, options and futures contracts, engage in forward currency transactions and enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, and the Fund may make short sales of securities. See the SAI for a discussion of these investments and techniques and the risks associated with them.

                             MANAGEMENT OF THE FUND
Directors and Officers

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors, and the day to day operations of the Fund are conducted through or under the direction of the officers of the Fund. Although the Fund is a Maryland corporation, Karl Otto Pohl, one of its Directors, is a resident of Germany, and substantially all of his assets are located outside of the United States. Mr. Pohl has not authorized an agent for service of process in the United States. Consequently, it may be difficult for investors to effect service of process upon him within the United States or to enforce, in United States courts, judgments against him obtained in such courts predicated on the civil liability provisions of the United States securities laws. In addition, there is doubt as to the enforceability in German courts of liabilities predicated solely upon the United States securities laws, whether or not such liabilities are based upon judgments of courts in the United States. For certain information regarding the Directors and officers of the Fund, see "Management of the Fund" in the SAI.

Investment Adviser

     Gabelli Funds, LLC is a New York limited liability company which also serves as an investment adviser to other closed-end investment companies and open-end investment companies with aggregate assets in excess of $10.6 billion as of December 31, 1999. The Investment Adviser is a registered investment adviser under the 1940 Act. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his controlling interest of the ultimate parent company of the Investment Adviser. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO"), an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $9.4 billion under its management as of December 31, 1999; Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $390 million as of December 31, 1999; Gabelli Securities, Inc. acts as general partner or investment manager to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $230 million as of December 31, 1999; and Gabelli Fixed Income LLC acts as investment adviser for the three portfolios of The Treasurer's Fund and separate accounts having assets under management of approximately $1.4 billion as of December 31, 1999.

     The Investment Adviser has sole investment discretion for the Fund with respect to the Fund's portfolio under the supervision of the Fund's Board of Directors and in accordance with the Fund's stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund. For its services, the Investment Adviser is paid a fee computed daily and paid monthly at an annual rate of 1.00% of the average weekly net assets of the Fund. For additional information regarding the Investment Adviser, see "The Adviser" in the SAI.

Portfolio Management

     Mario J. Gabelli, who is Chief Investment Officer of the Investment Adviser, has managed the Fund's assets since its inception. For a more detailed description of Mr. Gabelli's business experience during the past five years, see "Management of the Fund--Directors and Officers" in the SAI.

Sub-Administrator

     The Investment Adviser has certain administrative responsibilities to the Fund under its advisory agreement with the Fund. The Investment Adviser has retained PFPC, Inc. as Sub-Administrator to provide certain administrative services necessary for the Fund's operations but which do not concern the investment advisory and portfolio management services provided by the Investment Adviser. These services include the preparation and distribution of materials for meetings of the Fund's Board of Directors, compliance testing of the Fund's activities and assistance in the preparation of proxy statements, reports to shareholders and other documentation. For such services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays the Sub-

Administrator a monthly fee at the annual rate of (i) 0.0275% of the average daily net assets of the total aggregate assets managed by the Investment Adviser and administered by the Sub-Administrator up to $10 billion; (ii) 0.0125% of such assets from $10 billion to $15 billion and (iii) 0.01% if such assets exceed $15 billion which, together with the services to be rendered, is subject to negotiation between the parties. Both parties retain the right unilaterally to terminate the arrangement on 60 days' written notice. The Sub-Administrator has its principal office at 101 Federal Street, Boston, MA 02110.

Payment of Expenses

     For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

     The Investment Adviser will be obligated to pay expenses associated with providing the services contemplated by the Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Directors of the Fund who are affiliated with the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any subcustodian and transfer and dividend paying agent, expenses in connection with the Plan, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

                             PORTFOLIO TRANSACTIONS

     Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. For a more detailed discussion of the Fund's brokerage allocation practice, see the SAI under "Portfolio Transactions."

                 DIVIDENDS AND DISTRIBUTIONS; AUTOMATIC DIVIDEND
                  REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

     The Fund distributes substantially all of its annual net investment income and capital gains to shareholders at year end. The dividend policy of the Fund may be modified from time to time by the Board of Directors. As a regulated investment company under the Code, the Fund will not be subjected to U.S. federal income tax on its investment company taxable income that it distributes to shareholders, provided that at least 90% of its taxable income for the taxable year is distributed to its shareholders.

     The Fund, along with other registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to maintain distribution policies ("periodic pay-out policies") with respect to the Common Stock and Preferred Stock calling for periodic (e.g., quarterly or semi-annually, but in no event more frequently than quarterly, except that the Fund may elect to pay a dividend pursuant to Section 855 of the Code in addition to the four quarterly payments) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per share of Common Stock or a fixed percentage of the Preferred Stock's liquidation preference at or about the time of distribution or pay-out or a fixed dollar amount. If the total distributions required by the proposed periodic pay-out policy exceed the Fund's net investment income and net capital gains, the excess will be treated as a return of capital. If the Fund's net investment income, net short-term capital gains and net long-term capital gains for any year exceed the amount required to be distributed under the proposed periodic pay-out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess.

     The Fund has outstanding 1,235,700 shares of 7.92% Cumulative Preferred Stock, liquidation preference $25 per share (the "Cumulative Preferred Stock") as of March 28, 2000, which are senior securities of the Fund. Dividends on the Cumulative Preferred Stock accrue at an annual rate of 7.92% of the liquidation preference per share, are cumulative from the date of original issuance thereof and are payable quarterly on March 26, June 26, September 26 and December 26 in each year.

     Under the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan adopted by the Fund, a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by State Street Bank and Trust Company ("State Street"), which is the agent under the Plan, unless the shareholder elects to receive cash and has so instructed State Street either in writing at the address set forth below or by telephone at (800) 336-6983. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Under the Plan, whenever the market price of the Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in such plan are issued shares of Common Stock, valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Common Stock. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, State Street will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds net asset value.

     Participants in the Plan have the option of making additional cash payments to State Street, on or about the 1st and 15th of each month, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000.

     There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. State Street's fees for handling the reinvestment of such dividends and capital gains distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable in stock or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to State Street's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

     With respect to purchases from voluntary cash payments, State Street will charge $0.75 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. A fee of $2.50 per transaction is charged in connection with the sale of shares that are held in book-entry form, such as shares of Common Stock held by a shareholder through the Plan. Commissions may also be charged on such transactions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

     Participants in the Plan may terminate their accounts under the Plan by notifying State Street in writing. Upon termination, participants may request to receive a certificate for the number of full shares then held in their Plan account along with a check in payment for any fractional share interest they may have. The payment for the fractional share interest will be valued at the opening price of the Fund on the date their discontinuance is effective. In the alternative, participants may liquidate their reinvestment shares. If a participant wishes to liquidate his or her reinvestment shares, the cost is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     All correspondence concerning the Plan should be directed to State Street at P.O. Box 8200, Boston, Massachusetts 02266-8200. For a further description of the Plan, see "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan" in the SAI.

                                    TAXATION

Taxation

     The Fund has qualified, and intends to continue to qualify, each year as a "regulated investment company" under the Code. Accordingly, the Fund will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gain, if any, are distributed to shareholders, provided that at least 90% of its investment company taxable income (i.e., 90% of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gain over its net realized short-term capital loss (including any capital loss carryovers) plus or minus certain other adjustments as specified in section 852 of the Code) for the taxable year is distributed to shareholders. The Fund will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Furthermore, the Fund is subject to a 4% nondeductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. The Fund intends to make such distributions as are necessary to avoid the application of this excise tax.

     The Fund reserves the right, but does not currently intend, to retain for reinvestment net long-term gains in excess of net short-term capital losses and the Fund will be subject to a corporate tax (currently at a rate of 35%) on the retained amount, if any. The Fund would designate such retained amounts as undistributed capital gains. As a result, such amounts would be taxed to shareholders as long-term capital gains and shareholders would be able to claim their proportionate shares of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and would be entitled to increase the adjusted tax basis of their shares of the Fund by 65% of their undistributed capital gains. Qualified pension and profit sharing funds, certain trusts and other organizations or persons not subject to federal income tax on capital gains and certain non-resident alien individuals and foreign corporations would be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the proper tax authorities. Failure by such entities and their sponsors or responsible fiduciaries to properly account for such refund could result in adverse federal income tax consequences.

     The Fund sends its written statements and notices to its respective shareholders regarding the tax status of all dividends and distributions made during each calendar year.

     Dividend and capital gain distributions may also be subject to state and local taxes. Shareholders are urged to consult their attorneys or tax advisors regarding specific questions as to federal, state or local taxes. Non-U.S. shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax. For a more detailed discussion of tax matters affecting the Fund and its shareholders, see "Taxation" in the SAI.

                       CAPITAL STOCK AND OTHER SECURITIES

     Common Stock. The Fund, which was incorporated under the laws of the State of Maryland on March 31, 1994, is authorized to issue 200,000,000 shares of Common Stock, par value $.001 per share. Each share of Common Stock has equal voting, dividend, distribution and liquidation rights. The shares of Common Stock outstanding are fully paid and non-assessable. Shares of the Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights.

     The Fund's shares of Common Stock are listed and traded on the NYSE under the symbol "GGT." The average weekly trading volume of the Common Stock on the NYSE for the period from November 14, 1994 (commencement of the Fund's operations) through December 31, 1999 was 100,903 shares. The following table sets forth for the quarters indicated the high and low closing prices on the NYSE per share of the Common Stock and the net asset value and the premium or discount from net asset value at which the Common Stock was trading, expressed as a percentage of net asset value, at each of the high and low closing prices provided.

                                                                                             Premium or Discount
                                            Market Price(1)          Net Asset Value(2)            As % of NAV
            Quarter Ended                  High          Low          High          Low         High          Low
            -------------                  ----          ---          ----          ---         ----          ---
3/31/98............................       $10.1875      $8.3125     $11.64         $9.82       -12.48%      -15.35%
6/30/98............................       $10.5625      $9.4375     $11.76        $11.38       -10.18%      -17.07%
9/30/98............................       $10.875       $8.00       $12.60        $10.01       -13.69%      -20.08%
12/31/98...........................       $10.9375      $8.00       $12.20         $9.46       -10.35%      -15.43%
3/31/99............................       $12.25       $10.50       $13.82        $12.44       -11.36%      -15.59%
6/30/99............................       $15.00       $11.75       $16.79        $14.31       -10.66%      -17.89%
9/30/99............................       $15.3125     $13.625      $17.74        $16.46       -13.68%      -17.22%
12/31/99...........................       $19.50       $14.625      $21.24        $16.64        -8.19%      -12.11%
3/31/00**..........................       $19.4375     $16.25       $19.68        $20.56        -1.23%      -20.96%
--------------------
(1)  As reported on the NYSE.
(2)  Based on the Fund's computations.
**   Through March 24, 2000.

     Preferred Stock. The Fund's Board of Directors has authority to cause the Fund to issue and sell up to 2,000,000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock"). The terms of such Preferred Stock may be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund's Common Stock. The Board of Directors has designated 1,250,000 shares of Preferred Stock as 7.92% Cumulative Preferred Stock, liquidation preference $25 per share. As of March 28, 2000, the Fund has outstanding 1,235,700 shares of Cumulative Preferred Stock, which are senior securities of the Fund. Dividends on the Cumulative Preferred Stock accrue at an annual rate of 7.92% of the liquidation preference per share, are cumulative from the date of original issuance thereof and are payable quarterly on March 26, June 26, September 26 and December 26 in each year.

     It was a condition to the issuance of the Cumulative Preferred Stock that it be rated 'aaa' by Moody's Investors Service, Inc. ("Moody's"). In connection with the receipt of such rating, the composition of the Fund's portfolio must reflect guidelines established by Moody's and the Fund is required to maintain a minimum discounted asset coverage with respect to the Cumulative Preferred Stock. See "Moody's Discount Factors" in the SAI.

     The Cumulative Preferred Stock is subject to mandatory redemption in whole or in part by the Fund for cash at a price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared) (the "Redemption Price") if the Fund fails to maintain either of the minimum asset coverages required by Moody's and the 1940 Act. Commencing June 1, 2002 and thereafter, the Fund at its option may redeem the Cumulative Preferred Stock in whole or in part for cash at a price equal to the Redemption Price. Prior to June 1, 2002, the Cumulative Preferred Stock may be redeemed, at the option of the Fund, for a cash price equal to the Redemption Price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company.

     All shares of Cumulative Preferred Stock are fully paid and nonassessable.

     Set forth below is information with respect to the Fund's capital stock as of March 1, 2000.

                                     Amount Held by Fund for
Class of Stock     Amount Authorized     Its Own Account      Amount Outstanding
Common Stock      200,000,000 shares      663,233 shares       10,813,315 shares
Preferred Stock     2,000,000 shares       14,300 shares        1,235,700 shares

Effects of Leverage

     The only obligation that the Fund has to the Preferred Shareholders is to pay the stated dividend rate of 7.92%. Any return earned in excess of the stated dividend rate, which is less than the Fund's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. The following table is designed to assist you in understanding the effects of leverage on your investment in the Fund. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

------------------------------------------------------------------------------
Assumed return on        -10%         -5%         0%        5%       10%
     portfolio
 (net of expenses)
------------------------------------------------------------------------------
   Corresponding
  return to common     -12.57%      -6.85%     -1.13%     4.58%    10.30%
    stockholder
------------------------------------------------------------------------------

Voting Rights

     Except as otherwise stated in this prospectus and as otherwise required by applicable law, holders of shares of Cumulative Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of shares of Common Stock and of any other Preferred Stock then outstanding as a single class.

     In connection with the election of the Fund's directors, holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a single class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of Common Stock and holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of shares of Cumulative Preferred stock to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected by the holders of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a single class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The Articles of Incorporation currently limits the maximum number of directors of the Fund to twelve. In the event that an increase in the number of directors elected solely by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock would cause the total number of directors to exceed twelve, one or more directors, other than the two previously elected by the holders of shares of Cumulative Preferred Stock and Preferred Stock, voting as a separate class, would resign so that the result would be that a majority of the Board of Directors had been elected by the holders of the Cumulative

Preferred Stock and any other Preferred Stock, voting as a separate class. Except as otherwise provided in the immediately preceding sentence, the terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Cumulative Preferred Stock and any other Preferred Stock for all past dividend periods, the additional voting rights of the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above will cease, and the terms of office of all of the additional directors elected by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to voter or the two directors the holders of shares of Cumulative Preferred stock and any other Preferred Stock have the right to elect as a separate class in any event) will terminate automatically.

     So long as shares of the Cumulative Preferred Stock are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the shares of Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary) of the Fund (the "Articles of Incorporation"), whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Articles of Incorporation of holders of shares of the Cumulative Preferred Stock or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred Stock are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affects the contract rights expressly set forth in the Articles of Incorporation of a holder of shares of a series of Preferred Stock differently than those of a holder of shares of any other series of Preferred Stock without the affirmative vote of at least a majority of votes entitled to be cast by holders of the Preferred Stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class). Unless a higher percentage is provided for under the Articles of Incorporation, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Cumulative Preferred stock and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, open-ending the Fund and changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies" and "Investment Restrictions" in the Prospectus and the SAI. The class vote of holders of shares of the Cumulative Preferred Stock and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question.

     The foregoing voting provisions will not apply to any shares of Cumulative Preferred Stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient deposit assets provided to the dividend-disbursing agent to effect such redemption. The holders of Cumulative Preferred Stock will have no preemptive rights or rights to cumulative voting.

Repurchase of Shares

     The Fund is a closed-end, management investment company and as such its shareholders do not, and will not, have the right to redeem its shares. The Fund, however, may repurchase its shares from time to time as and when it deems such a repurchase advisable. Such repurchases may be made when the Fund's shares are trading at a discount of 10% or more (or such other percentage as the Board of Directors of the Fund may determine from time to time) from the net asset value of the shares. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, identity of the sellers, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund.

     The Fund may incur debt, in an amount not exceeding 10% of its total assets, to finance share repurchase transactions. See "Investment Restrictions" in the SAI. Any gain in the value of the investments of the Fund during the term of the borrowing that exceeds the interest paid on the amount borrowed would cause the net asset value of its shares to increase more rapidly than in the absence of borrowing. Conversely, any decline in the value of the investments of the Fund would cause the net asset value of its shares to decrease more rapidly than in the absence of borrowing. Borrowing money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk.

     When the Fund repurchases its shares for a price below their net asset value, the net asset value of those shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. Further, interest on borrowings to finance share repurchase transactions will reduce the net income of the Fund.

     At a special meeting of the Board of Directors on July 3, 1996, the Board authorized the repurchase of up to 500,000 shares of the Fund's outstanding shares. On February 26, 1997, the Board voted to increase the authorized shares which may be repurchased to 750,000 and on May 13, 1998, the Board increased the authorized shares which may be repurchased by another 250,000 shares to 1,000,000 shares. In total, through December 31, 1999, 663,233 shares were repurchased in the open market.

     The Fund does not currently have an established tender offer program or established schedule for considering tender offers. No assurance can be given that the Board of Directors of the Fund will decide to undertake any such tender offers in the future, or, if undertaken, that they will reduce any market discount.

     Although the Fund's shares have at times traded in the market above net asset value, since the commencement of the Fund's operations, the Fund's shares have generally traded in the market at a discount to net asset value.

     For the net asset value per share and the reported sales price of a share of the Fund's Common Stock on the NYSE as of a recent date, see "The Offer--Subscription Price."

Certain Provisions of the Articles of Incorporation and By-Laws

     The Fund presently has provisions in its Articles of Incorporation and By-Laws (together, in each case, its "Governing Documents") which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's Directors or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Directors of the Fund is divided into three classes, each having a term of no more than three years. Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors. Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Directors. See "Management of the Fund" in the SAI. A Director of the Fund may be removed with or without cause by a vote of a majority of the votes entitled to be cast for the election of Directors of the Fund. In addition, the affirmative vote of the holders of 66 2/3% of its outstanding shares is required to authorize the conversion of the Fund from a closed-end to an open-end investment company or generally to authorize any of the following transactions:

     (i) merger or consolidation of the Fund with or into any other corporation;

    (ii) issuance of any securities of the Fund to any person or entity for cash;

   (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

     (v) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board of Directors approves the transaction. Reference is made to the Governing Documents of the Fund, on file with the SEC; for the full text of these provisions, see "Further Information."

     The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of the shareholders generally.

         CUSTODIAN AND TRANSFER, DIVIDEND DISBURSING AGENT AND REGISTRAR

     State Street, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, State Street holds the Fund's assets in compliance with the 1940 Act. For its custody services, State Street will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

     State Street also serves as the Fund's dividend disbursing agent, as agent under the Fund's Plan and as transfer agent and registrar for shares of the Fund.

                                  LEGAL MATTERS

     With respect to matters of United States law, the validity of the shares offered hereby will be passed on for the Fund by Willkie Farr & Gallagher, New York, New York. Willkie Farr & Gallagher also serves as counsel to the Investment Adviser. Counsel for the Fund will rely, as to matters of Maryland law, on Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

                                     EXPERTS

     The financial statements of the Fund as of December 31, 1999 have been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                               FURTHER INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by the Fund can be inspected and copied at public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549; Seven World Trade Center, 13th Floor, New York, New York 10048; and 500 West Madison Street, Chicago, Illinois 60661. The Fund's Common Stock is listed on the NYSE. Reports, proxy statements and other information concerning the Fund can be inspected and copied at the Library of the NYSE at 20 Broad Street, New York, New York 10005.

     This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and the appendix thereto, the "Registration Statement") filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

                                TABLE OF CONTENTS
                                       OF
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                           Page
                                                                           -----
Investment Objectives and Policies...................................
Investment Restrictions..............................................
Management of the Fund...............................................
The Adviser..........................................................
Portfolio Transactions...............................................
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.....
Taxation.............................................................
Moody's Discount Factors.............................................
Net Asset Value......................................................
General Information..................................................
Beneficial Owner.....................................................
Financial Statements.................................................

                                                                      APPENDIX A

                             CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present. but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

"AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

[Column 1 of 2 columns:]
================================================================================
No dealer, salesperson or other person has been authorized to give any information or to make any representations not contained in this Prospectus. If given or made, such information or representation must not be relied upon as having been authorized by the Fund or the Fund's investment advisers. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy any security other than the shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation would be unlawful. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that there has been no change in the facts as set forth in the Prospectus or in the affairs of the Fund since the date hereof.


                               _________________

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Prospectus Summary.............................................................2
Fee Table......................................................................8
Financial Highlights...........................................................9
The Offer.....................................................................10
The Fund......................................................................19
Use of Proceeds...............................................................19
Risk Factors and Special Considerations.......................................19
Investment Objectives and Policies............................................25
Management of the Fund........................................................28
Portfolio Transactions........................................................29
Dividends and Distributions; Automatic Dividend Reinvestment and
 Voluntary Cash Purchase Plan.................................................29
Taxation......................................................................31
Capital Stock.................................................................31
Custodian and Transfer, Dividend Disbursing Agent and Registrar...............36
Legal Matters.................................................................36
Experts.......................................................................36
Further Information...........................................................36
Table of Contents of Statement of Additional Information......................38
Appendix A...................................................................A-1

================================================================================


[Column 2 of 2 columns:]
================================================================================


                               The Gabelli Global
                             Multimedia Trust Inc.


                                ________ Shares
                                of Common Stock
                             Issuable Upon Exercise
                                   of Rights
                              to Subscribe to Such
                                     Shares




                                   ----------
                                   PROSPECTUS
                                   ----------




                               __________________

                                _________, 2000



================================================================================

                   Subject to Completion Dated March 28, 2000
                    The Gabelli Global Multimedia Trust Inc.

                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone 1-800-GABELLI (1-800-422-3554)

                       Statement of Additional Information

                                 ________, 2000

         This Statement of Additional Information (the "SAI") relates to The Gabelli Global Multimedia Trust Inc. (the "Fund"), and is not a prospectus. This SAI contains additional and more detailed information and should be read in conjunction with the balance of the Fund's registration statement. Additional copies of the SAI may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above.


         The prospectus dated ___________, 2000 (the "Prospectus") and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office at no charge.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                                                            Page

INVESTMENT OBJECTIVES AND POLICIES.............................................2
INVESTMENT RESTRICTIONS.......................................................11
MANAGEMENT OF THE FUND........................................................12
THE ADVISER...................................................................17
PORTFOLIO TRANSACTIONS........................................................18
AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH AND PURCHASE PLAN..........20
TAXATION......................................................................21
MOODY'S DISCOUNT FACTORS......................................................26
NET ASSET VALUE...............................................................29
GENERAL INFORMATION...........................................................31
BENEFICIAL OWNERS.............................................................30
FINANCIAL STATEMENTS..........................................................30


[Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.]

                       INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

         The Fund's primary investment objective is long-term growth of capital. Income is a secondary objective. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock and other securities of companies in the telecommunications, media, publishing and entertainment industries. See "Investment Objectives and Policies" in the Prospectus.

Investment Practices

         Special Situations. Subject to the Fund's policy of investing at least 65% of its total assets in companies involved in the telecommunications, media, publishing and entertainment industries, the Fund from time to time may invest in companies that are determined by Gabelli Funds, LLC (the "Adviser") to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.

         Temporary Investments. Although under normal market conditions at least 65% of the Fund's assets will consist of common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertainment industries, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may hold without limitation cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the United States government, its agencies or instrumentalities ("U.S. Government Securities"); commercial paper rated A-1 or higher by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. For a description of such ratings, see Appendix A to the Prospectus. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements in respect of those securities. Money market mutual funds are investment companies and the investments by the Fund in those companies are subject to certain other limitations. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of the fund's expenses, including management fees, and will remain subject to payment of the fees to the Investment Advisers with respect to assets so invested.

         Lower Rated Securities. The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

         Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair market value to respond to changes in the economy or the financial markets.

         Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a typical feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

         The Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

         In addition to using recognized rating agencies and other sources, the Adviser also performs its own analysis in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might not change their ratings of a particular issue or reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities.

         The market for certain lower rated and comparable unrated securities has in the past experienced a major economic recession. The recession adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

         As a result of all these factors, the net asset value of the Fund to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher rated debt securities.

         Options. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security or currency to the writer and obligating the writer to purchase the underlying security or currency from the holder.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instrument held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once it has been assigned an exercise notice, the Fund will be able to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         The Fund also may buy or sell and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

         Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

         Price movements in the portfolio of the Fund may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

         Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

         Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of bona fide hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government Securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A "purchaser" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act") an amount of cash, U.S. Government Securities or other high grade debt securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. Government Securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call options, respectively (but are not less than the stock price of the call option or the market price at which the short positions were established).

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

         The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. Subject to the guidelines of the Board of Directors, the Fund may engage in transactions in futures contracts and options hereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

         Regulations of the CFTC applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

         Forward Currency Exchange Contracts. The Fund may engage in currency transactions otherwise than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

         The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund's custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's commitment with respect to the forward contract.

         At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to delivery. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

         The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

         If a decline in any currency is generally anticipated by the Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

         Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it may only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government Securities or other highly liquid debt securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian, State Street Bank and Trust Company ("State Street"), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Restricted and Illiquid Securities. The Fund may invest up to a total of 15% of its net assets in securities that are subject to restrictions on resale and securities the markets for which are illiquid, including repurchase agreements with more than seven days to maturity. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

         To the extent it can do so consistent with the foregoing limitations, the Fund may invest in non-publicly traded securities, including securities that are not registered under the Securities Act of 1933, as amended, but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act. The Board of Directors has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

                             INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

         The Fund may not:

                  1. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than the telecommunications, media, publishing and entertainment industries. This restriction does not apply to investments in U.S. Government Securities.

                  2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Fund would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Fund would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company's securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

                  3. Purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

                  4. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                  5. Make loans of money, except by the purchase of a portion of publicly distributed debt obligations in which the Fund may invest, and repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans may only be made upon approval of, and subject to any conditions imposed by, the Board of Directors of the Fund. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

                  6. Borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its shares. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Fund at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Fund exceeds 5% of its respective total assets, the Fund will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

                  7. Issue senior securities, except to the extent permitted by applicable law.

                  8. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

                  9. Invest more than 15% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale.

                             MANAGEMENT OF THE FUND

Directors and Officers

         Overall responsibility for management and supervision of the Fund rests with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Adviser.

         The names and business addresses of the Directors and Officers of the Fund are set forth in the following table, together with their positions with the Fund and their principal business occupations during the past five years and their affiliations, if any, with the Adviser or the Administrator. Directors who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by an asterisk. Cumulative Preferred Stock directors are indicated by a "+".

         As of March 6, 2000 the Directors and Officers of the Fund as a group beneficially owned 391,783 shares of the Fund equaling 3.62% of the Fund's outstanding shares.


                                       Position with                        Principal Occupation During
Name and Business Address                the Fund                              Past Five Years; Age
-------------------------             ---------------                    -------------------------------
Dr. Thomas E. Bratter..................  Director                   Director, President and Founder, The John
  One Corporate Center                                              Dewey Academy (residential college
  Rye, New York 10580-1434                                          preparatory therapeutic high school).  Dr.
                                                                    Bratter is 60 years old. (6) (7) (16)

Felix J. Christiana+...................  Director                   Retired; formerly Senior Vice President of
  One Corporate Center                                              Dollar Dry Dock Savings Bank.  Mr.
  Rye, New York 10580-1434                                          Christiana is 74 years old. (l) (4) (5)
                                                                    (6) (7) (8) (10) (13) (16) (17) (19)

James P. Conn+.........................  Director                   Former Managing Director and Chief
  One Corporate Center                                              Investment Officer of Financial Security
  Rye, New York 10580-1434                                          Assurance Holdings Ltd. (1992-1998);
                                                                    Director of Meditrust Corporation (real
                                                                    estate investment trust) and First
                                                                    Republic Bank. Mr. Conn is 62 years old.
                                                                    (1) (6) (7) (10) (16) (18)

Frank J. Fahrenkopf, Jr................  Director                   President and Chief Executive Officer of
  One Corporate Center                                              the American Gaming Association since June
  Rye, New York 10580-1434                                          1995; Partner of Hogan and Hartson (law
                                                                    firm); Chairman of International Trade
                                                                    Practice Group; Co-Chairman of the
                                                                    Commission on Presidential Debates; Former
                                                                    Chairman of the Republican National
                                                                    Committee.  Mr. Fahrenkopf is 60 years
                                                                    old.  (6) (7) (16)

Mario J. Gabelli*......................  Chairman of the Board,     Chairman of the Board and Chief Executive
  One Corporate Center                   President and Chief        Officer of Gabelli Asset Management Inc.
  Rye, New York 10580-1434               Investment Officer         and Chief Investment Officer of the
                                                                    Adviser and GAMCO Investors, Inc.
                                                                    Chairman of the Board and Chief Executive
                                                                    Officer of Lynch Corporation (diversified
                                                                    manufacturing company) and Lynch
                                                                    Interactive Corporation (a multimedia and
                                                                    communications services company); Director
                                                                    of Spinnaker Industries, Inc.
                                                                    (manufacturing company).  Mr. Gabelli is
                                                                    57 years old. (1) (2) (3) (4) (5) (6) (7)
                                                                    (8) (9) (10) (11) (12) (13) (14) (15) (16)
                                                                    (17)

                                       Position with                        Principal Occupation During
Name and Business Address                the Fund                              Past Five Years; Age
-------------------------             ---------------                    -------------------------------
Karl Otto Pohl*........................  Director                   Member of the Shareholder Committee of Sal
  One Corporate Center                                              Oppenheim Jr. & Cie (private investment
  Rye, New York 10580-1434                                          bank); Director of Gabelli Asset
                                                                    Management Inc. (investment management),
                                                                    Zurich Allied (insurance company), and
                                                                    TrizecHahn Corp. (real estate company);
                                                                    Former President of the Deutsche
                                                                    Bundesbank and Chairman of its Central
                                                                    Bank Council from 1980 through 1991.  Mr.
                                                                    Pohl is 70 years old.  (1) (2) (3) (4) (5)
                                                                    (6) (7) (8) (9) (10) (11) (12) (13) (14)
                                                                    (15) (16) (17) (18) (19)

Anthony R. Pustorino...................  Director                   Certified Public Accountant.  Professor of
  One Corporate Center                                              Accounting, Pace University, since 1965.
  Rye, New York 10580-1434                                          Director.  Mr. Pustorino is 74 years old.
                                                                    (1) (3) (4) (5) (6) (7) (10) (13) (16)
                                                                    (17) (19)

Werner J. Roeder.......................  Director                   Medical Director, Lawrence Hospital and
  One Corporate Center                                              practicing private physician.  Mr. Roeder
  Rye, New York 10580-1434                                          is 58 years old. (2) (3) (7) (8) (9) (11)
                                                                    (12) (13) (15) (18) (19)

Salvatore J. Zizza.....................  Director                   Chairman of The Bethlehem Corp.; Board
  One Corporate Center                                              Member of Hollis Eden Pharmaceuticals;
  Rye, New York 10580-1434                                          Former Executive Vice President of FMG
                                                                    Group (a healthcare provider); Former
                                                                    President and Chief Executive Officer of
                                                                    the Lehigh Group Inc. (an electrical
                                                                    supply wholesaler); Former Chairman of the
                                                                    Executive Committee and Director of
                                                                    Binnings Buildings Products, Inc. until
                                                                    1997; Adviser to The Gabelli Growth Fund.
                                                                    Mr. Zizza is 54 years old. (1) (4) (6) (7)
                                                                    (16)

Bruce N. Alpert........................  Vice President and         Officer of the Trust since its inception.
  One Corporate Center                   Treasurer                  Executive Vice President and Chief
  Rye, New York 10580-1434                                          Operating Officer of the Adviser; Director
                                                                    and President of Gabelli Advisers, Inc.;
                                                                    Vice President of the Treasurer's Fund,
                                                                    Inc. and Vice President of The Gabelli
                                                                    Westwood Funds; Officer of all registered
                                                                    investment companies advised by the
                                                                    Adviser.  Mr. Alpert is 48 years old.


                                       Position with                        Principal Occupation During
Name and Business Address                the Fund                              Past Five Years; Age
-------------------------             ---------------                    -------------------------------
James E. McKee.........................  Secretary                  Secretary of the Trust since August 1995;
  One Corporate Center                                              Vice President, General Counsel and
  Rye, New York 10580-1434                                          Secretary of Gabelli Asset Management,
                                                                    Inc. since 1999 and GAMCO Investors, Inc.
                                                                    since 1993; Secretary of all registered
                                                                    investment companies advised by the
                                                                    Adviser and Gabelli Advisers, Inc.  Mr.
                                                                    McKee is 36 years old.

Peter W. Latartara.....................  Vice President             Vice President of the Trust since 1998.
  One Corporate Center                                              Assistant Vice President of the Trust
  Rye, New York 10580-1434                                          since May 1997 and officer of The Gabelli
                                                                    Convertible Securities Fund, Inc.
                                                                    Formerly, Assistant Vice President of
                                                                    Gabelli & Company, Inc. since 1996.  Prior
                                                                    to 1996, Mr. Latartara was with the
                                                                    government relations firm of Black,
                                                                    Manafort, Stone and Kelly in Washington,
                                                                    D.C.  Mr. Latartara is 32 years old.

* "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Fund and the Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Pohl is a Director of the parent company of the Adviser. Mr. Zizza may be an "interested person" as a result of his previous association with Binnings Building Products, Inc., an entity controlled by GLI, Inc., an affiliate of the Adviser.

(1)  Trustee of The Gabelli Asset Fund
(2)  Trustee of The Gabelli Blue Chip Value Fund
(3)  Director of Gabelli Capital Series Fund, Inc.
(4)  Director of The Gabelli Convertible Securities Fund, Inc.
(5)  Director of Gabelli Equity Series Funds, Inc.
(6)  Director of The Gabelli Equity Trust Inc.
(7)  Director of The Gabelli Global Multimedia Trust Inc.
(8)  Director of Gabelli Global Series Funds, Inc.
(9)  Director of Gabelli Gold Fund, Inc.
(10) Trustee of The Gabelli Growth Fund
(11) Director of Gabelli International Growth Fund, Inc.
(12) Director of The Gabelli Investor Funds, Inc.
(13) Trustee of The Gabelli Mathers Fund
(14) Trustee of The Gabelli Money Market Funds
(15) Trustee of The Gabelli Utilities Fund
(16) Trustee of The Gabelli Utility Trust
(17) Director of The Gabelli Value Fund Inc.
(18) Trustee of The Gabelli Westwood Funds
(19) Director of The Treasurer's Fund, Inc.

         The Board of Directors of the fund are divided into three classes, with a class having a term of no more than three years. Each year the term of office of one class of directors expires. See "Certain Provisions of the Charter and By-Laws" in the Prospectus.

Remuneration of Directors and Officers

         The Fund pays each Director who is not affiliated with the Investment Adviser or its affiliates a fee of $6,000 per year plus $500 per Directors' meeting attended, together with each Director's actual out-of-pocket expenses relating to attendance at such meetings. In addition, if net assets of the Fund equal or exceed $[500] million, each such non-interested Director will receive a fee of $[500] per committee meeting attended and a fee of $500 per annum if the Director serves as chair of a committee of the Fund's Board of Directors. The aggregate remuneration accrued by the Fund during the year ended December 31, 1999 amounted to $52,776.

         The following table shows certain compensation information for the Directors of the Fund for the year ended December 31, 1999. None of the Fund's executive officers and Directors who are also officers or directors of the Adviser received any compensation from the Fund for such period.


                                        Aggregate               Total
                                       Compensation       Compensation From
                                        From Fund           Fund and Fund
Name of Director or Officer           (fiscal year)         Complex Paid*
---------------------------           -------------       -----------------
Mario J. Gabelli.....................  $       0           $        0(17)
Dr. Thomas E. Bratter................  $  10,500           $   33,750(3)
Felix J. Christiana..................  $   7,500           $   99,250(11)
James P. Conn........................  $  11,000           $   53,625(6)
Frank J. Fahrenkopf, Jr..............  $   3,217           $   26,577(3)
Peter W. Latartara...................  $  62,500           $  125,000(2)
Karl Otto Pohl.......................  $     325           $    7,042(19)
Anthony R. Pustorino.................  $   8,000           $  107,250(11)
Werner J. Roeder.....................  $   1,234           $   34,859(11)
Salvatore J. Zizza...................  $  11,000           $   58,750(5)+

---------------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 1999 by portfolios of investment companies (including the Fund) from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies from which such person received compensation.

+ Includes compensation received from serving as an adviser of The Gabelli Growth Fund during 1999.

Limitation of Officers' and Directors' Liability

         The By-Laws of the Fund provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, to the fullest extent permitted by law. In addition, the Articles of Incorporation of the Fund provide that the Fund's Directors and officers will not be liable to shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's active or deliberate dishonesty which is material to the cause of action or to the extent that the person received an improper benefit or profit in money, property or services to the extent of such money, property or services. In addition, indemnification is not permitted for any act or omission committed in bad faith which is material to the cause of action or, with respect to any criminal proceeding, if the person had reasonable cause to believe that the act or omission was unlawful. In addition, indemnification may not be provided in respect of any proceeding in which the person had been adjudged to be liable to the Fund.

                                   THE ADVISER

         The Adviser is a New York limited liability company which also serves as an investment adviser to other closed-end investment companies and open-end investment companies with aggregate assets in excess of $10.6 billion as of December 31, 1999. The Adviser is a registered investment adviser under the 1940 Act. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest of the ultimate parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO"), acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $9.4 billion under its management as of December 31, 1999; Gabelli Advisers, Inc. acts as to the Gabelli Westwood Funds with assets under management of approximately $390 million as of December 31, 1999; Gabelli Securities, Inc. acts as general partner or investment manager to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $230 million as of December 31, 1999; and Gabelli Fixed Income LLC acts as investment adviser for the three portfolios of The Treasurer's Fund and separate accounts having assets under management of approximately $1.4 billion as of December 31, 1999.

         Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their Advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are generally accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

         Pursuant to an Advisory Agreement (the "Advisory Agreement"), the Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Directors. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, are considered to be an expense of the Fund under its Advisory Agreement.

         The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. The Adviser has in turn retained PFPC, Inc., 101 Federal Street, Boston, MA 02110, to act as sub-administrator to the Fund. See "Management of the Fund -- Sub-Administrator" in the Prospectus.

         For services rendered by the Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. The fees payable under the Advisory Agreement are higher than the fees payable by most registered investment companies. Notwithstanding the foregoing, the Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Cumulative Preferred Stock for any calendar year in which the total return of the Fund, including distributions and the advisory fee subject to potential waiver, allocable to common stock is less than the stated dividend rate of the Cumulative Preferred Stock.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Adviser's property, and that in the event the Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including the word "Gabelli."

         The Advisory Agreement was initially approved by the Board of Directors at a meeting held on April 6, 1994 and was approved most recently by the Board of Directors on [May ___, 1999]. The Advisory Agreement is terminable without penalty by the Fund on not more than sixty days' written notice when authorized by the Board of Directors of the Fund, by the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or by the Adviser. The Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Advisory Agreement provides that, unless terminated, it will remain in effect so long as continuance of the Advisory Agreement is approved annually by the Board of Directors of the Fund, or the shareholders of the Fund and in either case, by a majority vote of the Directors who are not parties to the Advisory Contract or "interested persons" as defined in the 1940 Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Advisory Agreement.

         For each of the years ended December 31, 1997, December 31, 1998 and December 31, 1999, the Adviser was paid $_____, $_____ and $_____, respectively, for advisory and administrative services rendered to the Fund.

Foreign Custodial Arrangements

         Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of the Fund may be held by subcustodians approved by the Directors of the Fund in accordance with the regulations of the Commission.

         Selection of any such subcustodians will be made by the Directors of the Fund following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the subcustodians are located, and risks of potential nationalization or expropriation of assets of the Fund. In addition, the 1940 Act requires that certain foreign subcustodians, among other things, have shareholders' equity in excess of $200 million, have no lien on the Fund's assets and maintain adequate and accessible records.

                             PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of certain debt securities and securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. ("Gabelli & Company") may execute transactions in the over-the counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Commission thereunder, as well as other regulatory requirements, the Fund's Board of Directors have determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as the price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         For the fiscal years ended December 31, 1997, December 31, 1998 and December 31, 1999, the Fund paid a total of $_____, $_____, $_____, respectively, in brokerage commissions, of which Gabelli & Company received $_____, $_____ and $_____, respectively. The amount received by Gabelli & Company, Inc. from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 1999 represented _____% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period. In addition, for the fiscal year ended December 31, 1999, the Fund paid brokerage commissions to Gabelli & Company, Inc. with respect to _____% of the aggregate dollar amount of transactions by the Fund.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

Portfolio Turnover

         The Fund's portfolio turnover rate for the fiscal years ended December 31, 1998 and December 31, 1999 was 44.6% and 43.1%, respectively. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. However, portfolio turnover will not otherwise be a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its shareholders.

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

         Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a shareholder whose shares of the Fund's common stock, par value $.001 per share (the "Common Stock") is registered in his own name will have all distributions reinvested automatically by State Street, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by State Street as dividend disbursing agent.

         Under the Plan, whenever the market price of the Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued shares of Common Stock, valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy the Common Stock for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

     The Voluntary Cash Purchase Plan is another vehicle for shareholders of the Fund to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank for investments in the Fund's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

         State Street maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by State Street in noncertificated form in the name of the participant. A Plan participant may send its share certificates to State Street so that the shares represented by such certificates will be held by State Street in the participant's shareholder account under the Plan.

         In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, State Street will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the Plan members at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to the Plan participants. All correspondence concerning the Plan should be directed to State Street at P.O. Box 8200, Boston, Massachusetts 02266-8200.

                                    TAXATION

         The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

General

         The Fund intends to continue to qualify as a regulated investment company (a "RIC") under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to federal income tax on the portion of its net investment income (i.e., income other than its net realized long-term and short-term capital gains and on its net realized long-term and short-term capital gains, if any, which it distributes to its shareholders in each taxable year, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and any net tax-exempt income for the taxable year is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute.

         Qualification as a RIC requires, among other things, that the Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and
(b) diversify its holdings so that, at the end of each quarter of each of the Fund's taxable years, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

Taxation of the Fund

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Cumulative Preferred Shareholders and Common Shareholders as a net investment income dividend, its earnings and profits attributable to non-RIC years reduced by an interest charge payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains with respect to certain of the Fund's assets (the excess of aggregate gains, including items of income, over aggregate losses with respect to such assets that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

         Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar-year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year (unless an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (3) all ordinary income and capital gain net income for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Foreign currency gain or loss on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as net investment income and loss.

         If the Fund invests in stock of a passive foreign investment company (a "PFIC"), the Fund may be subject to federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its shareholders. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal federal corporate income tax rate in effect for the year to which it was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's net investment income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as taxable dividends to shareholders.

         If the Fund invests in stock of a PFIC, the Fund may be able to elect to be a "qualified electing fund," in lieu of being taxable in the manner described in the above paragraph and to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold and repurchased at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would be an ordinary loss that could only be deducted to the extent of previously recognized gains.

         The Fund may invest in debt obligations purchased at a discount, with the result that the Fund may be required to accrue income for federal income tax purposes before amounts due under the obligation are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level federal income taxation, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

         If the Fund does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends" and "Description of Capital Stock and Other Securities." Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level federal income taxation, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will, be required to partially redeem the shares of Cumulative Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level federal income taxation on the Fund's undistributed income.

Hedging Transactions

         Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

         Hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

         Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Foreign Taxes

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. If the Fund satisfies the distribution requirements to be taxed as a RIC during a taxable year, and if 50% of the Fund's total assets at the end of its taxable year consist of stock or securities of foreign corporations, it may elect to "pass-through" to its shareholders the ability to use the foreign tax deduction or credit for foreign taxes paid with respect to qualifying foreign taxes. If the Fund makes such an election, a shareholder would be required to include in income its proportionate share of the qualifying foreign taxes paid by the Fund and would be allowed to either deduct the amount of such taxes from its taxable income or to use such taxes as a credit against its U.S. federal income tax liability. In general, it will be more beneficial for a taxpayer to use its proportionate share of such taxes paid by the Fund as a foreign tax credit. If the Fund elects to pass through the benefit of the deduction or credit allowed for qualifying foreign taxes it has paid in a given year, it will send each shareholder a written notice of the portion of the Fund's dividends that represents income from sources within each foreign country and the amount of such shareholder's proportionate share of foreign taxes paid to each foreign country.

Taxation of Shareholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gains included in such shareholder's gross income.

         Distributions of Ordinary Income Dividends are Taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Ordinary Income Dividends paid by the Fund may qualify for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of qualified dividends received from U.S. corporations. The amount of any dividend distribution eligible for the dividends received deduction will be designated by the Fund in a written notice to shareholders within 60 days of the close of the taxable year. Distributions of net capital gains designated as capital gain dividends ("Capital Gain Dividends"), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction.

         Shareholders receiving distributions in the form of newly issued shares of the Fund will have a basis in such shares equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though it represents in part a return of invested capital.

         Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the day that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder within the prior six months with respect to such shares.

         Ordinary Income Dividends and Capital Gains Dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about the U.S. federal, state, local or foreign tax consequences to them of investing in the Fund.

Backup Withholding

         The Fund may be required to withhold federal income tax at a rate of 31% on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

         THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY.

                            MOODY'S DISCOUNT FACTORS

         The following table identifies the Moody's Discount Factors used to discount particular Moody's Eligible Assets, as defined in the Prospectus, for a two-week exposure period.

                                                                                                         Moody's
Type of Moody's Eligible Asset:                                                                      Discount Factor:
-------------------------------                                                                      ----------------
Short Term Money Market Instruments (other than U.S. Government Obligations set forth below) and other commercial paper:
   Demand or time deposits, certificates of deposit and bankers' acceptances includible in Moody's
     Short Term Money Market Instruments...........................................................        1.00
   Commercial paper rated P-1 by Moody's maturing in 30 days or less...............................        1.00
   Commercial paper rated P-1 by Moody's maturing in more than 30 days but in 270 days or less.....        1.15
   Commercial paper rated A-1+ by S&P maturing in 270 days or less.................................        1.25
   Repurchase obligations includible in Moody's Short Term Money Market Instruments if term is
     less than 30 days and counterparty is rated at least A2.......................................        1.00
   Other repurchase obligations....................................................................         *
   ---------
   * Discount Factors applicable to underlying assets.
Common stocks......................................................................................        3.00
Convertible preferred stocks.......................................................................        3.00
Preferred stocks:
   Auction rate preferred stocks...................................................................        3.50
   Other preferred stocks issued by issuers in the financial and industrial industries.............        1.62
   Other preferred stocks issued by issuers in the utilities industry..............................        1.40
U.S. Government Obligations (other than U.S. Treasury Securities Strips set forth below) with remaining terms of maturity of:
     1 year or less................................................................................        1.04
     2 years or less...............................................................................        1.09
     3 years or less...............................................................................        1.12
     4 years or less...............................................................................        1.15
     5 years or less...............................................................................        1.18
     7 years or less...............................................................................        1.21
     10 years or less..............................................................................        1.24
     15 years or less..............................................................................        1.25
     20 years or less..............................................................................        1.26
     30 years or less..............................................................................        1.26
   U.S. Treasury Securities Strips with remaining terms to maturity of:
     1 year or less................................................................................        1.04
     2 years or less...............................................................................        1.10
     3 years or less...............................................................................        1.14
     4 years or less...............................................................................        1.18
     5 years or less...............................................................................        1.21
     7 years or less...............................................................................        1.27
     10 years or less..............................................................................        1.34

Type of Moody's Eligible Asset:                                 Discount Factor:
-------------------------------                                 ----------------
     15 years or less...........................................      1.45
     20 years or less...........................................      1.54
     30 years or less...........................................      1.66
Corporate evidences of indebtedness:
   Corporate evidences of indebtedness rated Aaa3
   with remaining terms to maturity of:
     1 year or less.............................................      1.10
     2 years or less............................................      1.13
     3 years or less............................................      1.18
     4 years or less............................................      1.21
     5 years or less............................................      1.23
     7 years or less............................................      1.27
     10 years or less...........................................      1.30
     15 years or less...........................................      1.31
     20 years or less...........................................      1.32
     30 years or less...........................................      1.33
   Corporate evidences of indebtedness rated Aa3
   with remaining terms to maturity of:
     1 year or less.............................................      1.15
     2 years or less............................................      1.20
     3 years or less............................................      1.23
     4 years or less............................................      1.27
     5 years or less............................................      1.29
     7 years or less............................................      1.33
     10 years or less...........................................      1.36
     15 years or less...........................................      1.37
     20 years or less...........................................      1.38
     30 years or less...........................................      1.39
   Corporate evidences of indebtedness rated A3
   with remaining terms to maturity of:
     1 year or less.............................................      1.20
     2 years or less............................................      1.26
     3 years or less............................................      1.29
     4 years or less............................................      1.33
     5 years or less............................................      1.35
     7 years or less............................................      1.39
     10 years or less...........................................      1.42
     15 years or less...........................................      1.43
     20 years or less...........................................      1.45
     30 years or less...........................................      1.45
   Corporate evidences of indebtedness rated at
   least Baa3 with remaining terms of maturity of:
     1 year or less.............................................      1.25
     2 years or less............................................      1.31
     3 years or less............................................      1.35

Type of Moody's Eligible Asset:                                 Discount Factor:
-------------------------------                                 ----------------
     4 years or less............................................      1.38
     5 years or less............................................      1.41
     7 years or less............................................      1.45
     10 years or less...........................................      1.48
     15 years or less...........................................      1.50
     20 years or less...........................................      1.51
     30 years or less...........................................      1.52
   Corporate evidences of indebtedness rated at
   least Ba3 with remaining terms of maturity of:
     1 year or less.............................................      1.36
     2 years or less............................................      1.42
     3 years or less............................................      1.46
     4 years or less............................................      1.50
     5 years or less............................................      1.53
     7 years or less............................................      1.57
     10 years or less...........................................      1.61
     15 years or less...........................................      1.62
     20 years or less...........................................      1.64
     30 years or less...........................................      1.64
   Corporate evidences of indebtedness rated at
   least B1 and B2 with remaining terms of maturity
     of:
     1 year or less.............................................      1.46
     2 years or less............................................      1.53
     3 years or less............................................      1.57
     4 years or less............................................      1.61
     5 years or less............................................      1.65
     7 years or less............................................      1.70
     10 years or less...........................................      1.73
     15 years or less...........................................      1.75
     20 years or less...........................................      1.76
     30 years or less...........................................      1.77
   Convertible corporate evidences of indebtedness
   rated with senior debt securities rated Aa3
   issued by the following type of issuers:
     Utility ...................................................      1.28
     Industrial ................................................      1.75
     Financial .................................................      1.53
     Transportation ............................................      2.13
   Convertible corporate evidences of indebtedness
   rated with senior debt securities rated A3
   issued by the following type of issuers:
     Utility ...................................................      1.33
     Industrial ................................................      1.80
     Financial .................................................      1.58

Type of Moody's Eligible Asset:                                 Discount Factor:
-------------------------------                                 ----------------
     Transportation ............................................      2.18
   Convertible corporate evidences of indebtedness
   rated with senior debt securities rated Baa3
   issued by the following type of issuers:
     Utility ...................................................      1.48
     Industrial ................................................      1.95
     Financial .................................................      1.73
     Transportation ............................................      2.33
   Convertible corporate bonds with senior debt
   securities rated Ba3 issued by the following
   type of issuers:
     Utility ...................................................      1.49
     Industrial ................................................      1.96
     Financial .................................................      1.74
     Transportation ............................................      2.34
   Convertible corporate bonds with senior debt
   securities rated B1 or B2 issued by the
   following type of issuers:
     Utility ...................................................      1.59
     Industrial ................................................      2.06
     Financial .................................................      1.84
     Transportation ............................................      2.44

                                 NET ASSET VALUE

         The net asset value of the Fund's common shares is computed based on the market value of the securities it holds and determined daily as of the close of regular trading on the New York Stock Exchange and reported in financial newspapers of general circulation as of the last day of each week.

         Portfolio securities which are traded only on stock exchanges are valued at the last sale price as of the close of regular trading on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market which are Nasdaq National Market securities are valued at the last sale price as of the close of regular trading on the day the securities are being valued. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Securities traded primarily on foreign exchanges are valued at the closing values of such securities on their respective exchanges as of the day the securities are being valued. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors of the Fund determines that such valuation does not constitute fair value.

         Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, and less the liquidation value of any preferred stock outstanding by the total number of shares outstanding at such time.

                               GENERAL INFORMATION

Counsel and Independent Accountants

         Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's Legal counsel.

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants for the Fund.

                                BENEFICIAL OWNERS

         There are no persons known to the Fund who may be deemed beneficial owners of 5% or more of shares of the Fund's Common Stock because they possessed or shared voting or investment power with respect to shares of the Fund's Common Stock. As of March 6, 2000, the Directors and Officers of the Fund as a group beneficially owned approximately 3.62% of the outstanding shares of the Fund's Common Stock.

                              FINANCIAL STATEMENTS

         The audited financial statements included in the Annual Report to the Fund's Shareholders for the fiscal year ended December 31, 1999, together with the report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Fund's Annual Report to Shareholders filed with the Securities and Exchange Commission on March 7, 2000. All other portions of the Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or by calling the Fund toll-free at 800-GABELLI (422-3554).

                                     PART C

                                OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

            (1)  Financial Statements
                   (i)   -- Portfolio of Investments as of December 31, 1999(1)
                   (ii)  -- Statement of Assets and Liabilities as of December
                            31, 1999(1)
                   (iii) -- Statement of Operations for the year ended December
                            31, 1999(1)
                   (iv)  -- Statement of Changes in Net Assets for the years
                            ended December 31, 1998 and 1999(1)
                   (v)   -- Financial highlights for a share of capital stock
                            outstanding throughout the periods ended December 31, 1995, 1996, 1997, 1998 and 1999(1)
                   (vi)  -- Notes to Financial Statements(1)
                   (vii) -- Report of Independent Accountants(1)
-----------------

(1) Incorporated by reference to the Fund's Annual Report for 1999, filed on March 7, 2000 (EDGAR Accession No. 0000935069-00-000128).

             (2)      Exhibits
                      (a) (1)    --    Articles of Incorporation(1)
                          (2)          Articles Supplementary (2)
                      (b)        --    Amended and Restated By-Laws(3)
                      (c)        --    Not applicable
                      (d) (1)    --    Specimen certificate for Common Stock, par value $.001 per share(4)
                          (2)    --    Form of Subscription Certificate(5)
                          (3)    --    Form of Notice of Guaranteed Delivery(5)
                          (4)    --    Form of DTC Participant Oversubscription Exercise Form(5)
                          (5)    --    Form of Nominee Holder Over-Subscription Certification(5)
                          (6)    --    Form of Subscription, Distribution and Escrow Agency
                                       Agreement(5)
                      (e)        --    Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan(6)
                      (f)        --    Not applicable
                      (g)        --    Investment Advisory Agreement between the Fund and Gabelli Funds,
                                       Inc.(1)
                      (h)        --    Not applicable
                      (i)        --    Not applicable
                      (j) (1)    --    Custodial Contract between the Fund and State Street Bank and Trust
                                       Company(5)
                          (2)   --     Custodial Fee Schedule between the Fund and State Street
                                       Bank and Trust Company(5)
                      (k) (1)    --    Registrar, Transfer Agency and Service Agreement between the Fund and
                                       State Street Bank and Trust Company(5)
                          (2)   --     Transfer Agent and Registrar Services Fee Agreement between the Fund and State Street Bank and Trust Company(5)
                      (l) (1)    --    Opinion and consent of Willkie Farr & Gallagher(5)
                          (2)    --    Opinion and consent of Venable, Baetjer and Howard, LLP(5)
                      (m)        --    Not applicable
                      (n)        --    Consent of PricewaterhouseCoopers LLP(5)
                      (o)        --    Not applicable
                      (p)        --    Purchase Agreement between the Fund and The Gabelli Equity Trust
                                       Inc.(1)
                      (q)        --    Not applicable
                      (r)        --    Code of Ethics(5)

------------------
(1) Incorporated by reference from the Registrant's Registration Statement on Form N-2, File Nos. 33-60407 and 811-8476, as filed with the Securities and Exchange Commission on June 20, 1995.
(2) Incorporated by reference from the Registrant's Registration Statement on Form N-2, File Nos. 33-25487 and 811-8476, as filed with the Securities and Exchange Commission on May 30, 1997.
(3) Incorporated by reference from Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File Nos. 33-60407 and 811-8476, as filed with the Securities and Exchange Commission on August 7, 1995.
(4) Incorporated by reference to the Registrant's Registration Statement on Form N-2, Exhibit 2(d), File No. 811-8476, as filed with the Securities Exchange Commission on July 8, 1994.
(5)  To be filed by amendment.
(6) Incorporated by reference to the Registrant's Registration Statement on Form N-2, Exhibit 2(e), File No. 811-8476, as filed with the Securities Exchange Commission on July 8, 1994.

Item 25. Marketing Arrangements

     Not applicable

Item 26. Other Expenses of Issuance

     The following table sets forth the estimated expenses to be incurred in connection with the Offer described in this Registration Statement:

      Registration fees.................................        $     15,857
                                                                ------------
      New York Stock Exchangelisting fee................              68,147
      Printing (other than stockcertificates)...........              50,000
      Engraving and printingstock certificates..........               [n/a]
      Fees and expenses ofqualification under state
      securities laws (including fees of counsel).......                   *
                                                                ------------
      Auditing fees and expenses........................               7,500
                                                                ------------
      Legal fees and expenses...........................             125,000
                                                                ------------
      Subscription Agent's feesand expenses.............             125,000
      Postage...........................................              75,000
                                                                ------------
      Miscellaneous.....................................                   *
                                                                ------------
      Total                                                     $          *
                                                                ============
      *To be supplied by amendment.

Item 27. Persons Controlled by or Under Common Control with Registrant

     None.

Item 28. Number of Holders of Securities

     Common Stock, par value $.001 per share: 48,973 record holders as of March 6, 2000.

     Cumulative Preferred Stock, par value $.001 per share: 2,124 record holders as of March 6, 2000.

Item 29. Indemnification

     The response of this Item is incorporated by reference to the caption "Capital Stock and Other Securities -- Limitation of Officers' and Directors' Liability" set forth in the Prospectus.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser

     Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of its investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Gabelli Funds, Inc. (SEC File No. [801-26202]).

Item 31. Location of Accounts and Records

     Gabelli Funds, LLC
     One Corporate Center
     Rye, New York  10580

     (with respect to its services as Investment Adviser)

     State Street Bank and Trust Company
     Two Heritage Drive
     North Quincy, Massachusetts  02171

     (with respect to its services as custodian, transfer agent, dividend disbursing agent and registrar)

     PFPC, Inc.
     101 Federal Street
     Boston, Massachusetts  02110

     (with respect to its services as Sub-Administrator)

Item 32. Management Services

     Not applicable.

Item 33. Undertakings

     (a) Registrant undertakes to suspend offering its shares until it amends its prospectus contained herein if (1) subsequent to the effective date of its Registration Statement, the net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (b) Registrant hereby undertakes:

          (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Act;

               (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (ss. 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; or

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          (2) that, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (c) Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (d) Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, a Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, State of New York, on the 29th day of April, 2000.

                                        THE GABELLI GLOBAL MULTIMEDIA TRUST INC.


                                        By   /s/ Bruce N. Alpert
                                             -----------------------------------
                                             Bruce N. Alpert
                                             Vice President and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated.

Signature                         Title                                    Date
---------                         -----                                    ----
              *                   Chairman of the Board, President
-----------------------------     and Chief Investment Officer
Mario J. Gabelli

              *                   Director
-----------------------------
Thomas E. Bratter

              *                   Director
-----------------------------
Felix J. Christiana

              *                   Director
----------------------------
James P. Conn

              *                   Director
-----------------------------
Frank J. Fahrenkopf, Jr.

              *                   Director
----------------------------
Karl Otto Pohl

              *                   Director
----------------------------
Anthony R. Pustorino

              *                   Director
-----------------------------
Werner Roeder

              *                   Director
----------------------------
Salvatore J. Zizza

/s/ Bruce N. Alpert               Treasurer (Principal Financial and
----------------------------      Accounting Officer)
Bruce N. Alpert

* /s/ Bruce N. Alpert
----------------------------
Bruce N. Alpert
   as Attorney-In-Fact

                                  EXHIBIT INDEX

Exhibit                                                                                                  Page
Number                       Exhibit                                                                    Number
-------                      -------                                                                    ------
Exhibit A    (1) Articles of Incorporation*...........................................................
             (2) Articles Supplementary*..............................................................
Exhibit B    Amended and Restated By-Laws*............................................................
Exhibit C    Not applicable...........................................................................
Exhibit D    (1) Specimen Stock Certificate*..........................................................
             (2) Form of Subscription Certificate.....................................................
             (3) Form of Notice of Guaranteed Delivery................................................
             (4) Form of DTC Participant Oversubscription Exercise Form...............................
             (5) Form of Nominee Holder Over-Subscription Certification...............................
             (6) Form of Subscription, Distribution and Escrow Agency Agreement.......................
Exhibit E    Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan*........................
Exhibit F    Not applicable...........................................................................
Exhibit G    Investment Advisory Agreement between the Fund and Gabelli Funds, Inc....................
Exhibit H    Not applicable...........................................................................
Exhibit I    Not applicable...........................................................................
Exhibit J    (1) Custodial Contract between the Fund and State Street Bank and Trust Company..........
             (2) Custodial Fee Schedule between the Fund and State Street Bank and Trust Company......
Exhibit K    (1) Registrar, Transfer Agency and Service Agreement between the Fund and State
                 Street Bank and Trust Company........................................................
             (2) Transfer Agent and Registrar Services Fee Agreement between the Fund and State
                 Street Bank and Trust Company........................................................
Exhibit L    (1) Opinion and consent of Willkie Farr & Gallagher......................................
             (2) Opinion and consent of Venable, Baetjer and Howard, LLP..............................
Exhibit M    Not applicable...........................................................................
Exhibit N    Consent of PricewaterhouseCoopers LLP....................................................
Exhibit O    Not applicable...........................................................................
Exhibit P    Purchase Agreement between the Fund and The Gabelli Equity Trust Inc.*...................
Exhibit Q    Not applicable...........................................................................
Exhibit R    Code of Ethics...........................................................................

------------------

*   Previously filed.